Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of

Farm Bureau Life Variable Account

Farm Bureau Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Farm Bureau Life Variable Account (the Accounts) as of December 31, 2025, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2025, and the results of their operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Forvis Mazars LLP

We have served as the Accounts’ auditor since 2024.

West Des Moines, Iowa

April 30, 2026

Appendix

Subaccounts comprising Farm Bureau Life Variable Account

Subaccounts
Product A, B & C	Product D
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	CVT EAFE International Index Portfolio - Class F
BNY Mellon VIF Appreciation Portfolio - Initial Shares	CVT NASDAQ-100 Index Portfolio
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	CVT Russell 2000® Small Cap Index Portfolio - Class F
BNY Mellon VIF Small Cap Portfolio - Initial Shares	CVT S&P MidCap 400 Index Portfolio - Class F
CVT NASDAQ-100 Index Portfolio	Columbia VP Overseas Core Fund - Class 1
CVT Russell 2000® Small Cap Index Portfolio	Columbia VP Select Mid Cap Value Fund - Class 1
CVT S&P MidCap 400 Index Portfolio	Columbia VP Small Cap Value Fund - Class 2
Federated Hermes Government Money Fund II - Service Shares	Columbia VP Small Company Growth Fund - Class 2
Federated Hermes Managed Volatility Fund II - Primary Shares	DWS Global Small Cap VIP - Class A
Federated Hermes Quality Bond Fund II - Primary Shares	DWS International Opportunities VIP - Class A
Fidelity® VIP Contrafund® Portfolio - Initial Class	Federated Hermes Government Money Fund II - Service Shares
Fidelity® VIP Growth & Income Portfolio - Initial Class	Federated Hermes Managed Volatility Fund II - Primary Shares
Fidelity® VIP Growth Portfolio - Initial Class	Federated Hermes Quality Bond Fund II - Primary Shares
Fidelity® VIP High Income Portfolio - Service Class 2	Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity® VIP High Income Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity® VIP Index 500 Portfolio - Service Class 2
Franklin Global Real Estate VIP Fund - Class 2	Fidelity® VIP Mid Cap Portfolio - Service Class 2
Franklin Mutual Shares VIP Fund - Class 2	Fidelity® VIP Real Estate Portfolio - Service Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
LVIP American Century Capital Appreciation Fund – Standard II	LVIP JPMorgan Small Cap Core Fund - Service
LVIP American Century Inflation Protection Fund – Standard II	T. Rowe Price All-Cap Opportunities Portfolio
LVIP American Century Mid Cap Value Fund – Standard II	T. Rowe Price Equity Income Portfolio
LVIP American Century Ultra Fund – Standard II	T. Rowe Price Moderate Allocation Portfolio
LVIP American Century Value Fund – Standard II	T. Rowe Price International Stock Portfolio
LVIP JPMorgan Mid Cap Value Fund - Standard
LVIP JPMorgan Small Cap Core Fund - Standard
T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Moderate Allocation Portfolio
T. Rowe Price International Stock Portfolio

Farm Bureau Life Variable Account
Statements of Assets and Liabilities
December 31, 2025

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$398,900	$398,900	$398,900	$282,471	6,983.55	7,296.39
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,554,394	4,554,394	4,554,394	4,755,688	135,265.65	75,698.37
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,831,482	1,831,482	1,831,482	1,427,024	46,040.26	25,883.89
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,513,123	1,513,123	1,513,123	1,410,099	31,523.39	43,780.10
CVT NASDAQ-100 Index Portfolio	8,060,990	8,060,990	8,060,990	3,527,738	40,716.18	42,748.49
CVT Russell 2000® Small Cap Index Portfolio	3,651,206	3,651,206	3,651,206	3,144,936	40,291.39	64,219.53
CVT S&P MidCap 400 Index Portfolio	4,804,114	4,804,114	4,804,114	4,101,411	37,700.02	64,263.26
Federated Hermes Government Money Fund II - Service Shares	1,741,064	1,741,064	1,741,064	1,741,064	1,741,063.86	166,896.85
Federated Hermes Managed Volatility Fund II - Primary Shares	83,670,835	83,670,835	83,670,835	82,009,151	8,045,272.59	3,694,821.03
Federated Hermes Quality Bond Fund II - Primary Shares	16,092,093	16,092,093	16,092,093	16,503,465	1,520,991.76	1,205,739.50
Fidelity® VIP Contrafund® Portfolio - Initial Class	47,983,954	47,983,954	47,983,954	34,492,486	801,201.43	472,212.18
Fidelity® VIP Growth & Income Portfolio - Initial Class	12,017,251	12,017,251	12,017,251	8,158,637	360,337.36	210,192.10
Fidelity® VIP Growth Portfolio - Initial Class	49,962,770	49,962,770	49,962,770	42,719,317	511,285.00	639,664.88
Fidelity® VIP High Income Portfolio - Service Class 2	4,210,366	4,210,366	4,210,366	4,448,253	913,311.43	121,130.91
Fidelity® VIP Index 500 Portfolio - Initial Class	33,326,255	33,326,255	33,326,255	11,314,881	50,484.38	528,411.55
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,956,361	8,956,361	8,956,361	8,644,198	254,659.11	105,883.82
Fidelity® VIP Overseas Portfolio - Initial Class	5,024,291	5,024,291	5,024,291	3,875,505	182,568.71	164,754.61
Franklin Global Real Estate VIP Fund - Class 2	2,240,142	2,240,142	2,240,142	2,412,096	171,526.95	93,920.94
Franklin Mutual Shares VIP Fund - Class 2	3,985,971	3,985,971	3,985,971	4,020,461	247,575.82	104,256.64
Franklin Small Cap Value VIP Fund - Class 2	3,393,799	3,393,799	3,393,799	3,298,560	244,686.30	45,406.81
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,298,652	3,298,652	3,298,652	3,420,431	230,513.79	64,481.84
Franklin U.S. Government Securities VIP Fund - Class 2	4,006,492	4,006,492	4,006,492	4,426,373	381,570.70	265,535.87
Templeton Growth VIP Fund - Class 2	1,612,056	1,612,056	1,612,056	1,334,437	113,926.23	49,654.30
LVIP American Century Capital Appreciation Fund – Standard II	2,320,509	2,320,509	2,320,509	2,225,328	153,067.85	37,046.09
LVIP American Century Inflation Protection Fund – Standard II	153,555	153,555	153,555	169,321	17,010.65	9,523.47
LVIP American Century Mid Cap Value Fund – Standard II	343,956	343,956	343,956	355,852	17,776.43	7,382.94
LVIP American Century Ultra Fund – Standard II	3,130,932	3,130,932	3,130,932	2,171,077	99,407.29	33,003.48
LVIP American Century Value Fund – Standard II	2,758,556	2,758,556	2,758,556	2,387,806	213,527.02	69,700.21
LVIP JPMorgan Mid Cap Value Fund - Standard	5,814,335	5,814,335	5,814,335	6,479,127	645,176.97	74,383.44
LVIP JPMorgan Small Cap Core Fund - Standard	2,073,158	2,073,158	2,073,158	1,944,938	94,466.33	36,303.51
T. Rowe Price All-Cap Opportunities Portfolio	15,576,154	15,576,154	15,576,154	13,217,422	392,742.15	175,302.31
T. Rowe Price Equity Income Portfolio	8,486,561	8,486,561	8,486,561	8,107,295	293,551.04	167,676.90
T. Rowe Price Mid-Cap Growth Portfolio	16,278,457	16,278,457	16,278,457	17,341,830	621,315.16	167,126.63
T. Rowe Price Moderate Allocation Portfolio	10,462,360	10,462,360	10,462,360	9,603,365	466,444.92	235,145.97
T. Rowe Price International Stock Portfolio	6,769,199	6,769,199	6,769,199	6,383,900	425,735.76	273,168.15

See accompanying notes, including note 6 which includes per unit information.

3

Farm Bureau Life Variable Account
Statements of Assets and Liabilities (continued)
December 31, 2025

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
Product D
CVT EAFE International Index Portfolio - Class F	$33,767	$33,767	$33,767	$25,312	279.18	1,517.76
CVT NASDAQ-100 Index Portfolio	458,062	458,062	458,062	226,744	2,313.68	3,017.81
CVT Russell 2000® Small Cap Index Portfolio - Class F	120,176	120,176	120,176	106,942	1,348.62	3,071.55
CVT S&P MidCap 400 Index Portfolio - Class F	1,218,269	1,218,269	1,218,269	1,086,022	9,626.78	24,691.09
Columbia VP Overseas Core Fund - Class 1	14,722	14,722	14,722	10,589	822.93	554.20
Columbia VP Select Mid Cap Value Fund - Class 1	119,844	119,844	119,844	65,718	2,531.55	2,581.35
Columbia VP Small Cap Value Fund - Class 2	753,618	753,618	753,618	724,712	60,580.19	16,519.44
Columbia VP Small Company Growth Fund - Class 2	10,189	10,189	10,189	12,464	790.43	164.58
DWS Global Small Cap VIP - Class A	22,847	22,847	22,847	19,929	1,974.64	766.96
DWS International Opportunities VIP - Class A	38,117	38,117	38,117	29,791	1,983.20	1,539.35
Federated Hermes Government Money Fund II - Service Shares	71,200	71,200	71,200	71,200	71,199.61	5,994.31
Federated Hermes Managed Volatility Fund II - Primary Shares	361,167	361,167	361,167	340,589	34,727.55	14,013.02
Federated Hermes Quality Bond Fund II - Primary Shares	1,111,723	1,111,723	1,111,723	1,120,144	105,077.82	73,173.78
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,587,594	2,587,594	2,587,594	2,016,168	45,508.16	33,359.18
Fidelity® VIP Growth Portfolio - Service Class 2	1,635,502	1,635,502	1,635,502	1,524,759	17,608.77	18,057.64
Fidelity® VIP High Income Portfolio - Service Class 2	638,441	638,441	638,441	669,664	138,490.56	25,469.61
Fidelity® VIP Index 500 Portfolio - Service Class 2	337,566	337,566	337,566	196,356	519.16	4,750.89
Fidelity® VIP Mid Cap Portfolio - Service Class 2	947,603	947,603	947,603	919,496	26,943.51	20,779.58
Fidelity® VIP Real Estate Portfolio - Service Class 2	546,407	546,407	546,407	545,659	31,366.66	20,171.36
Franklin Mutual Shares VIP Fund - Class 2	1,800,631	1,800,631	1,800,631	1,784,202	111,840.42	57,674.92
Franklin Small Cap Value VIP Fund - Class 2	129,645	129,645	129,645	122,345	9,347.14	3,035.32
Franklin U.S. Government Securities VIP Fund - Class 2	1,026,506	1,026,506	1,026,506	1,106,488	97,762.44	72,620.23
Templeton Global Bond VIP Fund - Class 2	489,873	489,873	489,873	524,203	37,196.10	31,487.19
LVIP JPMorgan Small Cap Core Fund - Service	90,671	90,671	90,671	86,804	4,195.79	2,053.99
T. Rowe Price All-Cap Opportunities Portfolio	297,005	297,005	297,005	265,113	7,488.78	2,775.68
T. Rowe Price Equity Income Portfolio	831,247	831,247	831,247	795,573	28,752.91	18,758.87
T. Rowe Price Moderate Allocation Portfolio	38,058	38,058	38,058	35,591	1,696.75	1,100.43
T. Rowe Price International Stock Portfolio	1,812,836	1,812,836	1,812,836	1,720,593	114,014.84	75,316.66

See accompanying notes, including note 6 which includes per unit information.

4

Farm Bureau Life Variable Account
Statements of Operations
Year Ended December 31, 2025

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$247	$(3,682)	$(3,435)	$35,020	$35,471	$70,491	$(9,267)	$57,789
BNY Mellon VIF Appreciation Portfolio - Initial Shares	16,150	(39,581)	(23,431)	(42,842)	661,197	618,355	(207,641)	387,283
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	7,737	(15,269)	(7,532)	40,999	133,030	174,029	89,375	255,872
BNY Mellon VIF Small Cap Portfolio - Initial Shares	9,557	(12,897)	(3,340)	(5,469)	-	(5,469)	149,276	140,467
CVT NASDAQ-100 Index Portfolio	20,735	(66,365)	(45,630)	437,857	121,683	559,540	825,986	1,339,896
CVT Russell 2000® Small Cap Index Portfolio	53,695	(30,648)	23,047	29,776	174,697	204,473	162,579	390,099
CVT S&P MidCap 400 Index Portfolio	50,675	(41,502)	9,173	85,503	305,074	390,577	(116,664)	283,086
Federated Hermes Government Money Fund II - Service Shares	64,399	(15,734)	48,665	-	-	-	-	48,665
Federated Hermes Managed Volatility Fund II - Primary Shares	2,374,685	(733,741)	1,640,944	(822,041)	1,448,709	626,668	2,563,551	4,831,163
Federated Hermes Quality Bond Fund II - Primary Shares	533,553	(143,758)	389,795	(110,509)	-	(110,509)	675,115	954,401
Fidelity® VIP Contrafund® Portfolio - Initial Class	62,741	(398,784)	(336,043)	1,839,920	7,178,102	9,018,022	(296,245)	8,385,734
Fidelity® VIP Growth & Income Portfolio - Initial Class	173,158	(100,157)	73,001	518,490	1,047,383	1,565,873	454,978	2,093,852
Fidelity® VIP Growth Portfolio - Initial Class	137,764	(421,751)	(283,987)	1,914,537	6,116,180	8,030,717	(1,566,261)	6,180,469
Fidelity® VIP High Income Portfolio - Service Class 2	273,483	(36,867)	236,616	(31,275)	-	(31,275)	163,556	368,897
Fidelity® VIP Index 500 Portfolio - Initial Class	357,108	(275,449)	81,659	1,472,708	158,196	1,630,904	3,143,104	4,855,667
Fidelity® VIP Mid Cap Portfolio - Service Class 2	20,993	(75,837)	(54,844)	16,928	1,010,753	1,027,681	(105,024)	867,813
Fidelity® VIP Overseas Portfolio - Initial Class	78,105	(43,796)	34,309	144,786	434,403	579,189	223,010	836,508
Franklin Global Real Estate VIP Fund - Class 2	30,699	(19,650)	11,049	(15,137)	-	(15,137)	151,079	146,991
Franklin Mutual Shares VIP Fund - Class 2	78,605	(34,508)	44,097	(46,332)	387,287	340,955	3,790	388,842
Franklin Small Cap Value VIP Fund - Class 2	36,038	(29,535)	6,503	(86,776)	281,062	194,286	14,722	215,511
Franklin Small-Mid Cap Growth VIP Fund - Class 2	-	(30,221)	(30,221)	(29,483)	190,809	161,326	(74,393)	56,712
Franklin U.S. Government Securities VIP Fund - Class 2	131,037	(35,609)	95,428	(52,997)	-	(52,997)	179,434	221,865
Templeton Growth VIP Fund - Class 2	13,111	(13,272)	(161)	(11,232)	112,558	101,326	204,084	305,249
LVIP American Century Capital Appreciation Fund – Standard II	-	(20,682)	(20,682)	29,734	375,062	404,796	(255,023)	129,091
LVIP American Century Inflation Protection Fund – Standard II	12,005	(1,328)	10,677	(486)	-	(486)	(2,176)	8,015
LVIP American Century Mid Cap Value Fund – Standard II	6,429	(3,002)	3,427	2,334	27,328	29,662	(7,029)	26,060
LVIP American Century Ultra Fund – Standard II	-	(26,893)	(26,893)	171,756	256,993	428,749	(58,405)	343,451
LVIP American Century Value Fund – Standard II	42,777	(23,327)	19,450	39,117	203,406	242,523	104,654	366,627
LVIP JPMorgan Mid Cap Value Fund - Standard	64,715	(52,353)	12,362	(44,659)	623,319	578,660	(371,445)	219,577
LVIP JPMorgan Small Cap Core Fund - Standard	12,281	(17,001)	(4,720)	(5,801)	156,785	150,984	27,745	174,009
T. Rowe Price All-Cap Opportunities Portfolio	-	(131,257)	(131,257)	360,859	1,708,225	2,069,084	164,907	2,102,734

See accompanying notes.

5

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2025

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Equity Income Portfolio	$134,648	$(73,288)	$61,360	$69,499	$806,306	$875,805	$94,464	$1,031,629
T. Rowe Price Mid-Cap Growth Portfolio	-	(144,429)	(144,429)	46,877	2,059,703	2,106,580	(1,546,100)	416,051
T. Rowe Price Moderate Allocation Portfolio	226,791	(89,520)	137,271	64,070	446,494	510,564	625,285	1,273,120
T. Rowe Price International Stock Portfolio	126,796	(58,202)	68,594	10,841	556,900	567,741	385,729	1,022,064

Product D
CVT EAFE International Index Portfolio - Class F	$776	$-	$776	$2,439	$-	$2,439	$5,465	$8,680
CVT NASDAQ-100 Index Portfolio	1,153	-	1,153	13,298	6,765	20,063	57,200	78,416
CVT Russell 2000® Small Cap Index Portfolio - Class F	1,766	-	1,766	830	5,747	6,577	4,294	12,637
CVT S&P MidCap 400 Index Portfolio - Class F	12,915	-	12,915	6,085	77,752	83,837	(16,970)	79,782
Columbia VP Overseas Core Fund - Class 1	232	-	232	122	-	122	3,589	3,943
Columbia VP Select Mid Cap Value Fund - Class 1	-	-	-	7,701	-	7,701	7,189	14,890
Columbia VP Small Cap Value Fund - Class 2	6,657	-	6,657	(7,543)	114,633	107,090	(16,219)	97,528
Columbia VP Small Company Growth Fund - Class 2	-	-	-	(357)	1,320	963	849	1,812
DWS Global Small Cap VIP - Class A	224	-	224	(175)	1,105	930	2,634	3,788
DWS International Opportunities VIP - Class A	316	-	316	1,022	-	1,022	4,690	6,028
Federated Hermes Government Money Fund II - Service Shares	2,470	-	2,470	-	-	-	-	2,470
Federated Hermes Managed Volatility Fund II - Primary Shares	9,777	-	9,777	(453)	5,965	5,512	7,555	22,844
Federated Hermes Quality Bond Fund II - Primary Shares	35,426	-	35,426	(3,797)	-	(3,797)	42,255	73,884
Fidelity® VIP Contrafund® Portfolio - Service Class 2	-	-	-	94,162	404,051	498,213	(28,237)	469,976
Fidelity® VIP Growth Portfolio - Service Class 2	779	-	779	34,621	209,250	243,871	(33,216)	211,434
Fidelity® VIP High Income Portfolio - Service Class 2	41,261	-	41,261	(4,495)	-	(4,495)	24,007	60,773
Fidelity® VIP Index 500 Portfolio - Service Class 2	2,977	-	2,977	37,125	1,758	38,883	8,857	50,717
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,211	-	2,211	582	104,477	105,059	(9,023)	98,247
Fidelity® VIP Real Estate Portfolio - Service Class 2	10,522	-	10,522	(2,284)	246	(2,038)	7,430	15,914
Franklin Mutual Shares VIP Fund - Class 2	35,148	-	35,148	(17,771)	173,176	155,405	(2,653)	187,900
Franklin Small Cap Value VIP Fund - Class 2	1,282	-	1,282	(7,048)	9,996	2,948	4,853	9,083
Franklin U.S. Government Securities VIP Fund - Class 2	32,677	-	32,677	(8,010)	-	(8,010)	39,814	64,481
Templeton Global Bond VIP Fund - Class 2	-	-	-	(9,279)	-	(9,279)	75,887	66,608
LVIP JPMorgan Small Cap Core Fund - Service	370	-	370	(340)	7,006	6,666	1,244	8,280
T. Rowe Price All-Cap Opportunities Portfolio	-	-	-	4,447	32,568	37,015	5,303	42,318
T. Rowe Price Equity Income Portfolio	12,837	-	12,837	3,977	78,889	82,866	9,953	105,656

See accompanying notes.

6

Farm Bureau Life Variable Account
Statements of Operations (continued)
Year Ended December 31, 2025

	Income	Expenses		Realized gain (loss) on investments
Subaccount	Dividends	Mortality and expense risk	Net investment income (loss)	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations
T. Rowe Price Moderate Allocation Portfolio	$826	$-	$826	$(156)	$1,618	$1,462	$2,155	$4,443
T. Rowe Price International Stock Portfolio	33,867	-	33,867	(2,118)	148,745	146,627	103,667	284,161

See accompanying notes.

7

Farm Bureau Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2025

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2024	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2025
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$418,023	$(3,435)	$70,491	$(9,267)	$57,789	$12,677	$(75,402)	$(39)	$(14,149)	$1	$(76,912)	$(19,123)	$398,900
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,400,377	(23,431)	618,355	(207,641)	387,283	192,760	(143,189)	(83,905)	(186,674)	(12,258)	(233,266)	154,017	4,554,394
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,646,981	(7,532)	174,029	89,375	255,872	47,267	(92,333)	(4,808)	(43,212)	21,715	(71,371)	184,501	1,831,482
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,442,467	(3,340)	(5,469)	149,276	140,467	63,176	(49,770)	(14,626)	(50,592)	(17,999)	(69,811)	70,656	1,513,123
CVT NASDAQ-100 Index Portfolio	7,015,489	(45,630)	559,540	825,986	1,339,896	143,687	(243,182)	(128,485)	(190,091)	123,676	(294,395)	1,045,501	8,060,990
CVT Russell 2000® Small Cap Index Portfolio	3,428,469	23,047	204,473	162,579	390,099	163,818	(118,434)	(91,913)	(126,458)	5,625	(167,362)	222,737	3,651,206
CVT S&P MidCap 400 Index Portfolio	4,684,207	9,173	390,577	(116,664)	283,086	175,837	(119,746)	(15,901)	(177,563)	(25,806)	(163,179)	119,907	4,804,114
Federated Hermes Government Money Fund II - Service Shares	1,749,089	48,665	-	-	48,665	156,127	(89,229)	(10,522)	(108,725)	(4,341)	(56,690)	(8,025)	1,741,064
Federated Hermes Managed Volatility Fund II - Primary Shares	83,791,017	1,640,944	626,668	2,563,551	4,831,163	5,161,330	(3,298,471)	(336,288)	(6,154,050)	(323,866)	(4,951,345)	(120,182)	83,670,835
Federated Hermes Quality Bond Fund II - Primary Shares	15,940,353	389,795	(110,509)	675,115	954,401	1,152,638	(697,094)	(100,189)	(1,090,652)	(67,364)	(802,661)	151,740	16,092,093
Fidelity® VIP Contrafund® Portfolio - Initial Class	42,507,862	(336,043)	9,018,022	(296,245)	8,385,734	1,135,526	(1,858,601)	(437,260)	(1,568,627)	(180,680)	(2,909,642)	5,476,092	47,983,954
Fidelity® VIP Growth & Income Portfolio - Initial Class	10,591,622	73,001	1,565,873	454,978	2,093,852	302,905	(504,232)	(44,003)	(361,867)	(61,026)	(668,223)	1,425,629	12,017,251

See accompanying notes.

8

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2024	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2025
Fidelity® VIP Growth Portfolio - Initial Class	$46,402,668	$(283,987)	$8,030,717	$(1,566,261)	$6,180,469	$862,676	$(1,541,262)	$(229,256)	$(1,326,924)	$(385,601)	$(2,620,367)	$3,560,102	$49,962,770
Fidelity® VIP High Income Portfolio - Service Class 2	4,026,493	236,616	(31,275)	163,556	368,897	242,296	(128,319)	(130,549)	(191,808)	23,356	(185,024)	183,873	4,210,366
Fidelity® VIP Index 500 Portfolio - Initial Class	29,708,458	81,659	1,630,904	3,143,104	4,855,667	783,020	(937,836)	(213,243)	(966,007)	96,196	(1,237,870)	3,617,797	33,326,255
Fidelity® VIP Mid Cap Portfolio - Service Class 2	8,538,026	(54,844)	1,027,681	(105,024)	867,813	328,758	(308,926)	(138,114)	(338,647)	7,451	(449,478)	418,335	8,956,361
Fidelity® VIP Overseas Portfolio - Initial Class	4,404,114	34,309	579,189	223,010	836,508	209,472	(147,170)	(61,341)	(186,110)	(31,182)	(216,331)	620,177	5,024,291
Franklin Global Real Estate VIP Fund - Class 2	2,124,303	11,049	(15,137)	151,079	146,991	165,726	(68,785)	(9,716)	(109,763)	(8,614)	(31,152)	115,839	2,240,142
Franklin Mutual Shares VIP Fund - Class 2	3,813,266	44,097	340,955	3,790	388,842	194,929	(151,593)	(68,793)	(184,657)	(6,023)	(216,137)	172,705	3,985,971
Franklin Small Cap Value VIP Fund - Class 2	3,408,205	6,503	194,286	14,722	215,511	140,261	(180,035)	(35,035)	(149,040)	(6,068)	(229,917)	(14,406)	3,393,799
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,408,576	(30,221)	161,326	(74,393)	56,712	151,858	(121,144)	(54,260)	(133,439)	(9,651)	(166,636)	(109,924)	3,298,652
Franklin U.S. Government Securities VIP Fund - Class 2	3,914,436	95,428	(52,997)	179,434	221,865	290,921	(121,005)	(56,065)	(214,722)	(28,938)	(129,809)	92,056	4,006,492
Templeton Growth VIP Fund - Class 2	1,364,286	(161)	101,326	204,084	305,249	88,331	(64,119)	(6,961)	(56,195)	(18,535)	(57,479)	247,770	1,612,056
LVIP American Century Capital Appreciation Fund – Standard II	2,272,954	(20,682)	404,796	(255,023)	129,091	83,260	(77,969)	(8,255)	(78,988)	416	(81,536)	47,555	2,320,509
LVIP American Century Inflation Protection Fund – Standard II	139,726	10,677	(486)	(2,176)	8,015	16,743	(510)	-	(10,454)	35	5,814	13,829	153,555
LVIP American Century Mid Cap Value Fund – Standard II	330,852	3,427	29,662	(7,029)	26,060	20,665	(17,082)	-	(19,655)	3,116	(12,956)	13,104	343,956
LVIP American Century Ultra Fund – Standard II	3,047,147	(26,893)	428,749	(58,405)	343,451	68,851	(181,137)	(69,633)	(81,052)	3,305	(259,666)	83,785	3,130,932

See accompanying notes.

9

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2024	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2025
LVIP American Century Value Fund – Standard II	$2,515,372	$19,450	$242,523	$104,654	$366,627	$136,454	$(76,804)	$(63,513)	$(117,433)	$(2,147)	$(123,443)	$243,184	$2,758,556
LVIP JPMorgan Mid Cap Value Fund - Standard	5,976,500	12,362	578,660	(371,445)	219,577	249,033	(243,504)	(75,763)	(227,571)	(83,937)	(381,742)	(162,165)	5,814,335
LVIP JPMorgan Small Cap Core Fund - Standard	1,927,476	(4,720)	150,984	27,745	174,009	85,294	(43,979)	(8,868)	(67,948)	7,174	(28,327)	145,682	2,073,158
T. Rowe Price All-Cap Opportunities Portfolio	14,138,562	(131,257)	2,069,084	164,907	2,102,734	276,221	(487,414)	(56,582)	(409,716)	12,349	(665,142)	1,437,592	15,576,154
T. Rowe Price Equity Income Portfolio	7,950,005	61,360	875,805	94,464	1,031,629	326,851	(346,386)	(116,102)	(361,128)	1,692	(495,073)	536,556	8,486,561
T. Rowe Price Mid-Cap Growth Portfolio	16,590,121	(144,429)	2,106,580	(1,546,100)	416,051	448,306	(481,775)	(57,404)	(564,035)	(72,807)	(727,715)	(311,664)	16,278,457
T. Rowe Price Moderate Allocation Portfolio	9,588,173	137,271	510,564	625,285	1,273,120	444,645	(257,290)	(131,711)	(416,344)	(38,233)	(398,933)	874,187	10,462,360
T. Rowe Price International Stock Portfolio	5,992,795	68,594	567,741	385,729	1,022,064	360,708	(182,805)	(123,296)	(289,664)	(10,603)	(245,660)	776,404	6,769,199

Product D
CVT EAFE International Index Portfolio - Class F	$35,905	$776	$2,439	$5,465	$8,680	$2,479	$(11,716)	$-	$(1,512)	$(69)	$(10,818)	$(2,138)	$33,767
CVT NASDAQ-100 Index Portfolio	391,488	1,153	20,063	57,200	78,416	10,310	(5,466)	-	(13,572)	(3,114)	(11,842)	66,574	458,062
CVT Russell 2000® Small Cap Index Portfolio - Class F	116,369	1,766	6,577	4,294	12,637	4,892	(14,824)	-	(3,516)	4,618	(8,830)	3,807	120,176
CVT S&P MidCap 400 Index Portfolio - Class F	1,152,497	12,915	83,837	(16,970)	79,782	79,101	(42,675)	(5,674)	(44,658)	(104)	(14,010)	65,772	1,218,269
Columbia VP Overseas Core Fund - Class 1	10,120	232	122	3,589	3,943	1,376	-	-	(717)	-	659	4,602	14,722
Columbia VP Select Mid Cap Value Fund - Class 1	113,518	-	7,701	7,189	14,890	5,772	(8,911)	-	(5,641)	216	(8,564)	6,326	119,844
Columbia VP Small Cap Value Fund - Class 2	665,174	6,657	107,090	(16,219)	97,528	46,401	(25,573)	(3,378)	(26,436)	(98)	(9,084)	88,444	753,618

See accompanying notes.

10

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2024	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2025
Columbia VP Small Company Growth Fund - Class 2	$8,891	$-	$963	$849	$1,812	$-	$-	$-	$(514)	$-	$(514)	$1,298	$10,189
DWS Global Small Cap VIP - Class A	17,644	224	930	2,634	3,788	2,719	2	-	(1,299)	(7)	1,415	5,203	22,847
DWS International Opportunities VIP - Class A	31,986	316	1,022	4,690	6,028	3,521	(785)	-	(2,630)	(3)	103	6,131	38,117
Federated Hermes Government Money Fund II - Service Shares	66,731	2,470	-	-	2,470	6,725	-	-	(3,900)	(826)	1,999	4,469	71,200
Federated Hermes Managed Volatility Fund II - Primary Shares	335,140	9,777	5,512	7,555	22,844	32,238	-	-	(13,848)	(15,207)	3,183	26,027	361,167
Federated Hermes Quality Bond Fund II - Primary Shares	1,051,033	35,426	(3,797)	42,255	73,884	93,996	(49,873)	(5,636)	(47,924)	(3,757)	(13,194)	60,690	1,111,723
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,277,828	-	498,213	(28,237)	469,976	119,451	(167,007)	(8,202)	(89,532)	(14,920)	(160,210)	309,766	2,587,594
Fidelity® VIP Growth Portfolio - Service Class 2	1,493,539	779	243,871	(33,216)	211,434	86,729	(87,959)	(7,384)	(60,657)	(200)	(69,471)	141,963	1,635,502
Fidelity® VIP High Income Portfolio - Service Class 2	590,223	41,261	(4,495)	24,007	60,773	47,457	(33,852)	(3,037)	(25,706)	2,583	(12,555)	48,218	638,441
Fidelity® VIP Index 500 Portfolio - Service Class 2	330,318	2,977	38,883	8,857	50,717	9,666	(32,399)	-	(9,754)	(10,982)	(43,469)	7,248	337,566
Fidelity® VIP Mid Cap Portfolio - Service Class 2	853,926	2,211	105,059	(9,023)	98,247	53,493	(28,182)	(2,896)	(33,995)	7,010	(4,570)	93,677	947,603
Fidelity® VIP Real Estate Portfolio - Service Class 2	537,817	10,522	(2,038)	7,430	15,914	40,398	(28,330)	(2,381)	(21,906)	4,895	(7,324)	8,590	546,407
Franklin Mutual Shares VIP Fund - Class 2	1,635,422	35,148	155,405	(2,653)	187,900	121,431	(67,628)	(9,145)	(68,462)	1,113	(22,691)	165,209	1,800,631
Franklin Small Cap Value VIP Fund - Class 2	139,255	1,282	2,948	4,853	9,083	6,443	(22,157)	-	(3,589)	610	(18,693)	(9,610)	129,645

See accompanying notes.

11

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2025

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2024	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2025
Franklin U.S. Government Securities VIP Fund - Class 2	$960,030	$32,677	$(8,010)	$39,814	$64,481	$88,553	$(39,523)	$(5,447)	$(44,368)	$2,780	$1,995	$66,476	$1,026,506
Templeton Global Bond VIP Fund - Class 2	425,969	-	(9,279)	75,887	66,608	44,704	(23,544)	(2,320)	(21,535)	(9)	(2,704)	63,904	489,873
LVIP JPMorgan Small Cap Core Fund - Service	81,663	370	6,666	1,244	8,280	5,439	-	-	(4,711)	-	728	9,008	90,671
T. Rowe Price All-Cap Opportunities Portfolio	265,480	-	37,015	5,303	42,318	8,007	(7,278)	-	(10,795)	(727)	(10,793)	31,525	297,005
T. Rowe Price Equity Income Portfolio	744,059	12,837	82,866	9,953	105,656	42,758	(22,375)	(661)	(25,089)	(13,101)	(18,468)	87,188	831,247
T. Rowe Price Moderate Allocation Portfolio	37,828	826	1,462	2,155	4,443	3,155	-	-	(1,912)	(5,456)	(4,213)	230	38,058
T. Rowe Price International Stock Portfolio	1,551,142	33,867	146,627	103,667	284,161	128,687	(75,957)	(8,655)	(66,867)	325	(22,467)	261,694	1,812,836

See accompanying notes.

12

Farm Bureau Life Variable Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2024

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2023	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2024
Product A, B & C
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$444,987	$(2,193)	$46,623	$55,428	$99,858	$15,606	$(115,804)	$(3,512)	$(15,712)	$(7,400)	$(126,822)	$(26,964)	$418,023
BNY Mellon VIF Appreciation Portfolio - Initial Shares	4,149,220	(21,070)	275,957	226,591	481,478	203,338	(143,550)	(37,407)	(195,384)	(57,318)	(230,321)	251,157	4,400,377
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	1,399,721	(5,678)	100,089	206,752	301,163	44,637	(75,302)	(3,495)	(42,436)	22,693	(53,903)	247,260	1,646,981
BNY Mellon VIF Small Cap Portfolio - Initial Shares	1,503,460	(3,083)	14,269	40,611	51,797	63,191	(71,717)	(10,258)	(53,837)	(40,169)	(112,790)	(60,993)	1,442,467
CVT NASDAQ-100 Index Portfolio	6,009,243	(37,150)	936,061	501,103	1,400,014	131,430	(284,079)	(142,095)	(181,511)	82,487	(393,768)	1,006,246	7,015,489
CVT Russell 2000® Small Cap Index Portfolio	3,185,739	11,371	101,085	201,576	314,032	163,467	(83,761)	(59,402)	(127,282)	35,676	(71,302)	242,730	3,428,469
CVT S&P MidCap 400 Index Portfolio	4,393,418	13,540	344,565	175,903	534,008	183,455	(129,241)	(58,748)	(184,744)	(53,941)	(243,219)	290,789	4,684,207
Federated Hermes Government Money Fund II - Service Shares	1,748,585	64,194	-	-	64,194	174,781	(91,660)	(22,607)	(124,390)	186	(63,690)	504	1,749,089
Federated Hermes Managed Volatility Fund II - Primary Shares	77,787,884	1,069,866	(1,343,196)	11,290,748	11,017,418	5,372,160	(2,897,227)	(378,590)	(6,361,209)	(749,419)	(5,014,285)	6,003,133	83,791,017
Federated Hermes Quality Bond Fund II - Primary Shares	16,180,637	332,309	(146,705)	281,018	466,622	1,226,163	(615,045)	(88,718)	(1,122,827)	(106,479)	(706,906)	(240,284)	15,940,353
Fidelity® VIP Contrafund® Portfolio - Initial Class	33,888,127	(285,444)	6,398,239	4,720,318	10,833,113	1,176,048	(1,202,291)	(331,265)	(1,534,737)	(321,133)	(2,213,378)	8,619,735	42,507,862
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,251,223	56,057	1,138,681	725,311	1,920,049	312,716	(395,090)	(39,345)	(360,782)	(97,149)	(579,650)	1,340,399	10,591,622

See accompanying notes.

13

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2023	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2024
Fidelity® VIP Growth Portfolio - Initial Class	$38,295,213	$(399,646)	$12,286,437	$(915,040)	$10,971,751	$897,302	$(1,767,793)	$(184,538)	$(1,356,450)	$(452,817)	$(2,864,296)	$8,107,455	$46,402,668
Fidelity® VIP High Income Portfolio - Service Class 2	3,803,525	210,054	(47,964)	125,114	287,204	256,968	(145,492)	(28,767)	(193,735)	46,790	(64,236)	222,968	4,026,493
Fidelity® VIP Index 500 Portfolio - Initial Class	25,319,770	105,491	1,677,576	4,090,262	5,873,329	800,876	(889,581)	(172,510)	(941,407)	(282,019)	(1,484,641)	4,388,688	29,708,458
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,772,895	(46,810)	1,178,623	90,820	1,222,633	354,935	(352,794)	(79,727)	(355,881)	(24,035)	(457,502)	765,131	8,538,026
Fidelity® VIP Overseas Portfolio - Initial Class	4,469,591	33,192	424,896	(265,533)	192,555	232,303	(190,415)	(33,960)	(189,333)	(76,627)	(258,032)	(65,477)	4,404,114
Franklin Global Real Estate VIP Fund - Class 2	2,171,031	19,908	(5,399)	(41,656)	(27,147)	186,334	(71,052)	(21,385)	(117,407)	3,929	(19,581)	(46,728)	2,124,303
Franklin Mutual Shares VIP Fund - Class 2	3,673,344	40,553	21,983	305,848	368,384	216,517	(189,724)	(40,812)	(195,366)	(19,077)	(228,462)	139,922	3,813,266
Franklin Small Cap Value VIP Fund - Class 2	3,176,236	864	41,227	292,204	334,295	154,125	(90,990)	(16,516)	(156,137)	7,192	(102,326)	231,969	3,408,205
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3,227,262	(29,855)	(26,850)	369,760	313,055	152,744	(101,566)	(27,756)	(136,570)	(18,593)	(131,741)	181,314	3,408,576
Franklin U.S. Government Securities VIP Fund - Class 2	3,993,585	84,637	(56,990)	(9,523)	18,124	305,873	(109,748)	(34,578)	(219,376)	(39,444)	(97,273)	(79,149)	3,914,436
Templeton Growth VIP Fund - Class 2	1,397,883	942	(21,162)	84,910	64,690	95,597	(103,865)	(7,244)	(56,686)	(26,089)	(98,287)	(33,597)	1,364,286
LVIP American Century Capital Appreciation Fund – Standard II	1,919,359	(19,040)	144,836	324,363	450,159	90,770	(60,018)	(37,928)	(76,660)	(12,728)	(96,564)	353,595	2,272,954
LVIP American Century Inflation Protection Fund – Standard II	130,043	4,285	(1,282)	(1,391)	1,612	16,210	(10,438)	(2,929)	(10,802)	16,030	8,071	9,683	139,726
LVIP American Century Mid Cap Value Fund – Standard II	336,361	5,398	11,980	7,278	24,656	23,741	(28,082)	(94)	(22,053)	(3,677)	(30,165)	(5,509)	330,852
LVIP American Century Ultra Fund – Standard II	2,476,362	(25,245)	310,859	385,393	671,007	63,775	(59,277)	(7,523)	(82,375)	(14,822)	(100,222)	570,785	3,047,147

See accompanying notes.

14

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2023	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2024
LVIP American Century Value Fund – Standard II	$2,389,667	$50,632	$186,804	$(36,530)	$200,906	$142,947	$(73,292)	$(24,709)	$(116,592)	$(3,555)	$(75,201)	$125,705	$2,515,372
LVIP JPMorgan Mid Cap Value Fund - Standard	5,620,361	19,812	910,251	(211,382)	718,681	261,499	(275,180)	(33,881)	(239,284)	(75,696)	(362,542)	356,139	5,976,500
LVIP JPMorgan Small Cap Core Fund - Standard	1,786,412	(1,772)	23,644	168,571	190,443	101,788	(41,880)	(23,273)	(79,938)	(6,076)	(49,379)	141,064	1,927,476
T. Rowe Price All-Cap Opportunities Portfolio	12,198,967	(112,936)	1,941,813	1,034,050	2,862,927	273,874	(630,908)	(91,155)	(398,476)	(76,667)	(923,332)	1,939,595	14,138,562
T. Rowe Price Equity Income Portfolio	7,444,723	73,264	665,722	47,453	786,439	334,493	(238,833)	(58,706)	(368,607)	50,496	(281,157)	505,282	7,950,005
T. Rowe Price Mid-Cap Growth Portfolio	16,454,376	(151,632)	1,696,330	(206,798)	1,337,900	477,995	(671,118)	(103,500)	(604,548)	(300,984)	(1,202,155)	135,745	16,590,121
T. Rowe Price Moderate Allocation Portfolio	9,189,145	132,569	347,624	339,885	820,078	462,280	(419,647)	(51,473)	(420,629)	8,419	(421,050)	399,028	9,588,173
T. Rowe Price International Stock Portfolio	6,075,939	1,864	171,319	(25,664)	147,519	374,627	(203,898)	(57,697)	(296,099)	(47,596)	(230,663)	(83,144)	5,992,795

Product D
CVT EAFE International Index Portfolio - Class F	$33,777	$995	$331	$(346)	$980	$2,625	$-	$-	$(1,477)	$-	$1,148	$2,128	$35,905
CVT NASDAQ-100 Index Portfolio	329,076	1,236	61,438	19,065	81,739	11,323	(42,419)	-	(12,358)	24,127	(19,327)	62,412	391,488
CVT Russell 2000® Small Cap Index Portfolio - Class F	101,585	1,446	3,642	6,368	11,456	5,419	(3,525)	-	(3,317)	4,751	3,328	14,784	116,369
CVT S&P MidCap 400 Index Portfolio - Class F	1,047,565	13,447	56,110	66,302	135,859	81,931	(49,686)	(2,273)	(45,844)	(15,055)	(30,927)	104,932	1,152,497
Columbia VP Overseas Core Fund - Class 1	9,184	419	39	(145)	313	1,210	-	-	(587)	-	623	936	10,120
Columbia VP Select Mid Cap Value Fund - Class 1	94,745	-	2,346	9,361	11,707	6,039	-	-	(5,345)	6,372	7,066	18,773	113,518
Columbia VP Small Cap Value Fund - Class 2	621,094	3,422	18,120	30,899	52,441	46,835	(26,232)	(1,622)	(26,307)	(1,035)	(8,361)	44,080	665,174

See accompanying notes.

15

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2023	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2024
Columbia VP Small Company Growth Fund - Class 2	$7,641	$199	$(213)	$1,788	$1,774	$-	$-	$-	$(524)	$-	$(524)	$1,250	$8,891
DWS Global Small Cap VIP - Class A	16,419	230	550	172	952	1,895	-	-	(1,242)	(380)	273	1,225	17,644
DWS International Opportunities VIP - Class A	28,186	360	717	1,479	2,556	3,869	-	-	(2,432)	(193)	1,244	3,800	31,986
Federated Hermes Government Money Fund II - Service Shares	60,748	2,894	-	-	2,894	6,743	-	-	(3,649)	(5)	3,089	5,983	66,731
Federated Hermes Managed Volatility Fund II - Primary Shares	273,168	6,560	675	36,532	43,767	32,444	-	(747)	(13,466)	(26)	18,205	61,972	335,140
Federated Hermes Quality Bond Fund II - Primary Shares	1,046,439	29,713	(7,835)	16,238	38,116	95,672	(80,537)	(1,194)	(48,659)	1,196	(33,522)	4,594	1,051,033
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,765,034	670	318,918	256,804	576,392	124,755	(72,438)	(3,854)	(84,033)	(28,028)	(63,598)	512,794	2,277,828
Fidelity® VIP Growth Portfolio - Service Class 2	1,197,683	-	358,066	(8,322)	349,744	88,170	(56,702)	(3,409)	(59,127)	(22,820)	(53,888)	295,856	1,493,539
Fidelity® VIP High Income Portfolio - Service Class 2	547,453	35,778	(6,703)	16,471	45,546	48,065	(31,700)	(991)	(24,851)	6,701	(2,776)	42,770	590,223
Fidelity® VIP Index 500 Portfolio - Service Class 2	230,079	3,182	12,097	49,419	64,698	9,481	(11,242)	-	(9,335)	46,637	35,541	100,239	330,318
Fidelity® VIP Mid Cap Portfolio - Service Class 2	765,186	2,884	120,905	3,180	126,969	57,011	(43,057)	(1,538)	(33,787)	(16,858)	(38,229)	88,740	853,926
Fidelity® VIP Real Estate Portfolio - Service Class 2	510,139	20,896	(3,400)	13,603	31,099	42,563	(22,090)	(1,044)	(21,836)	(1,014)	(3,421)	27,678	537,817
Franklin Mutual Shares VIP Fund - Class 2	1,503,973	31,739	4,989	128,214	164,942	124,464	(78,237)	(2,869)	(68,264)	(8,587)	(33,493)	131,449	1,635,422
Franklin Small Cap Value VIP Fund - Class 2	126,190	1,250	(2,019)	15,503	14,734	6,178	(12,139)	-	(3,798)	8,090	(1,669)	13,065	139,255

See accompanying notes.

16

Farm Bureau Life Variable Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2024

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2023	Net investment income (loss)	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2024
Franklin U.S. Government Securities VIP Fund - Class 2	$981,925	$28,422	$(19,030)	$2,654	$12,046	$92,051	$(78,889)	$(1,162)	$(45,291)	$(650)	$(33,941)	$(21,895)	$960,030
Templeton Global Bond VIP Fund - Class 2	491,874	-	(11,233)	(43,198)	(54,431)	45,633	(31,406)	(363)	(21,979)	(3,359)	(11,474)	(65,905)	425,969
LVIP JPMorgan Small Cap Core Fund - Service	85,614	543	3,741	5,566	9,850	5,865	(15,126)	-	(4,796)	256	(13,801)	(3,951)	81,663
T. Rowe Price All-Cap Opportunities Portfolio	208,579	188	35,540	16,669	52,397	9,273	(10,626)	-	(9,960)	15,817	4,504	56,901	265,480
T. Rowe Price Equity Income Portfolio	652,359	13,274	49,690	13,880	76,844	45,542	(3,519)	(1,419)	(24,998)	(750)	14,856	91,700	744,059
T. Rowe Price Moderate Allocation Portfolio	54,106	840	902	1,689	3,431	3,107	(20,663)	-	(1,842)	(311)	(19,709)	(16,278)	37,828
T. Rowe Price International Stock Portfolio	1,527,584	15,046	44,586	(12,003)	47,629	129,850	(73,878)	(3,723)	(64,990)	(11,330)	(24,071)	23,558	1,551,142

See accompanying notes.

17

Farm Bureau Life Variable Account

Notes to Financial Statements

December 31, 2025

1.	Organization and Significant Accounting Policies

Organization

Farm Bureau Life Variable Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farm Bureau Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa. The Account is a funding vehicle for nonparticipating flexible premium variable life insurance policies (Product A), flexible premium last survivor variable life insurance policies (Product B), flexible premium variable life insurance policies (Product C) and variable universal life insurance policies (Product D) issued by the Company. The Company discontinued underwriting new sales of all variable life insurance products but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following fifty investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund	Product
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio – Service Shares	A, B & C
BNY Mellon Variable Investment Fund
BNY Mellon VIF Appreciation Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	A, B & C
BNY Mellon VIF Small Cap Portfolio - Initial Shares (2)	A, B & C
Calvert Variable Trust, Inc.
CVT EAFE International Index Portfolio - Class F	D
CVT NASDAQ-100 Index Portfolio	A, B, C & D
CVT Russell 2000® Small Cap Index Portfolio	A, B & C
CVT Russell 2000® Small Cap Index Portfolio - Class F	D
CVT S&P MidCap 400 Index Portfolio	A, B & C
CVT S&P MidCap 400 Index Portfolio - Class F	D
Columbia Variable Products, Inc.
Columbia VP Overseas Core Fund - Class 1	D
Columbia VP Select Mid Cap Value Fund - Class 1	D
Columbia VP Small Cap Value Fund - Class 2	D
Columbia VP Small Company Growth Fund - Class 2	D
Deutsche DWS Variable Series I
DWS Global Small Cap VIP - Class A	D
Deutsche DWS Variable Series II
DWS International Opportunities VIP - Class A (1)	D

18

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

Subaccount / Fund	Product
Federated Hermes Insurance Series
Federated Hermes Government Money Fund II - Service Shares	A, B, C & D
Federated Hermes Managed Volatility Fund II - Primary Shares	A, B, C & D
Federated Hermes Quality Bond Fund II - Primary Shares	A, B, C & D
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Initial Class	A, B & C
Fidelity® VIP Contrafund® Portfolio - Service Class 2	D
Fidelity® VIP Growth & Income Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Initial Class	A, B & C
Fidelity® VIP Growth Portfolio - Service Class 2	D
Fidelity® VIP High Income Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Index 500 Portfolio - Initial Class	A, B & C
Fidelity® VIP Index 500 Portfolio - Service Class 2	D
Fidelity® VIP Mid Cap Portfolio - Service Class 2	A, B, C & D
Fidelity® VIP Overseas Portfolio - Initial Class	A, B & C
Fidelity® VIP Real Estate Portfolio - Service Class 2	D
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	A, B & C
Franklin Mutual Shares VIP Fund - Class 2	A, B, C & D
Franklin Small Cap Value VIP Fund - Class 2	A, B, C & D
Franklin Small-Mid Cap Growth VIP Fund - Class 2	A, B & C
Franklin U.S. Government Securities VIP Fund - Class 2	A, B, C & D
Templeton Global Bond VIP Fund - Class 2	D
Templeton Growth VIP Fund - Class 2	A, B & C
Lincoln Variable Insurance Products Trust
LVIP American Century Capital Appreciation Fund – Standard II	A, B & C
LVIP American Century Inflation Protection Fund – Standard II	A, B & C
LVIP American Century Mid Cap Value Fund – Standard II	A, B & C
LVIP American Century Ultra Fund – Standard II	A, B & C
LVIP American Century Value Fund – Standard II	A, B & C
LVIP JPMorgan Mid Cap Value Fund – Standard	A, B & C
LVIP JPMorgan Small Cap Core Fund – Standard	A, B & C
LVIP JPMorgan Small Cap Core Fund – Service	D
T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities Portfolio	A, B, C & D
T. Rowe Price Equity Income Portfolio	A, B, C & D
T. Rowe Price Mid-Cap Growth Portfolio	A, B & C
T. Rowe Price Moderate Allocation Portfolio	A, B, C & D
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	A, B, C & D

19

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(1)	Effective May 1, 2025, Deutsche DWS Variable Series II changed the name of DWS International Growth VIP fund to DWS International Opportunities VIP.
(2)	Effective December 31, 2025, BNY Mellon Variable Investment Fund changed the name of BNY Mellon VIF Opportunistic Small Cap Portfolio fund to BNY Mellon VIF Small Cap Portfolio.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

At December 31, 2025, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1 in accordance with accounting principles generally accepted in the United States of America. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2.  Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts (differences in expense charges for the various products are identified).

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 0.90% of the average daily net asset value of Products A, B and C, included in the Statements of Operations. Product D assesses a monthly risk charge at a rate of 0.03% based on the accumulated value of the policy, included in Transfers of cost of insurance and other charges on the Statements of Changes in Net Assets. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Product A premiums are reduced by a 7% charge. Product B premiums are reduced by a 7% charge up to the minimum initial premium and 2% of each premium in excess of the minimum initial premium. Product C premiums are reduced by a 5% sales charge and a 2% charge for premium taxes. Product D is not assessed a premium expense charge.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7, $10, $3, and $15 for Products A, B, C, and D respectively, is deducted monthly for the administration of policies and the Account. Product B applies an additional monthly charge of $0.03 per $1,000 of the Specified Amount (amount of insurance selected) for the administration of policies and the Account. Product D applies an

20

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

additional monthly charge of $0.15 per $1,000 of the Specified Amount following an increase in the Specified Amount for the first ten policy years. During the first twelve policy months immediately following an increase in Specified Amount on Products A and B, a monthly charge of $0.07 and $0.10, respectively, for every $1,000 increase in the Specified Amount is deducted. Product C charges a rate per $1,000 (determined by the Specified Amount and age of the insured) on a monthly basis immediately following an increase in Specified Amount, for the first twelve months immediately following an increase in Specified Amount. These charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge ($25 on Products B and C and $10 on Products A and D) may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. A partial withdrawal fee equal to the lesser of $25 or 2% of the accumulated amount withdrawn is deducted on Product A, B and D policies. Surrender charges imposed on Product C are equal to the lesser of $25 or 2% of the amount surrendered. Surrender charges in the first 6, 10 and 10 policy years following an increase in Specified Amount to the extent of the increase for Products A, B and D, respectively, are imposed on amounts surrendered based on variables as described in the Account’s prospectus. Surrender charges are imposed in the event of a partial or full policy surrender or lapse.

3.  Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

21

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2025:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	$41,023	$85,899

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	705,002	300,502
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	191,505	137,378
BNY Mellon VIF Small Cap Portfolio - Initial Shares	28,936	102,087

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	318,655	536,997
CVT Russell 2000® Small Cap Index Portfolio	309,314	278,932
CVT S&P MidCap 400 Index Portfolio	399,938	248,870

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	127,294	135,319
Federated Hermes Managed Volatility Fund II - Primary Shares	4,071,553	5,933,245
Federated Hermes Quality Bond Fund II - Primary Shares	668,262	1,081,128

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	7,303,937	3,371,520
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,284,910	832,749
Fidelity® VIP Growth Portfolio - Initial Class	6,316,294	3,104,468
Fidelity® VIP High Income Portfolio - Service Class 2	367,450	315,858
Fidelity® VIP Index 500 Portfolio - Initial Class	735,517	1,733,532
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,087,628	581,197
Fidelity® VIP Overseas Portfolio - Initial Class	554,275	301,894

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	94,964	115,067
Franklin Mutual Shares VIP Fund - Class 2	517,668	302,421
Franklin Small Cap Value VIP Fund - Class 2	346,340	288,692
Franklin Small-Mid Cap Growth VIP Fund - Class 2	225,120	231,168
Franklin U.S. Government Securities VIP Fund - Class 2	204,349	238,730
Templeton Growth VIP Fund - Class 2	160,490	105,572

22

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	$398,947	$126,103
LVIP American Century Inflation Protection Fund – Standard II	23,144	6,653
LVIP American Century Mid Cap Value Fund – Standard II	45,145	27,346
LVIP American Century Ultra Fund – Standard II	302,032	331,598
LVIP American Century Value Fund – Standard II	284,317	184,904
LVIP JPMorgan Mid Cap Value Fund - Standard	753,132	499,193
LVIP JPMorgan Small Cap Core Fund - Standard	209,992	86,254

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,810,317	898,491
T. Rowe Price Equity Income Portfolio	1,049,881	677,288
T. Rowe Price Mid-Cap Growth Portfolio	2,104,273	916,714
T. Rowe Price Moderate Allocation Portfolio	757,335	572,503

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	767,176	387,342

Product D:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	$3,247	$13,289
CVT NASDAQ-100 Index Portfolio	14,284	18,208
CVT Russell 2000® Small Cap Index Portfolio - Class F	16,495	17,812
CVT S&P MidCap 400 Index Portfolio - Class F	130,216	53,559

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	1,442	551
Columbia VP Select Mid Cap Value Fund - Class 1	5,242	13,806
Columbia VP Small Cap Value Fund - Class 2	144,693	32,487
Columbia VP Small Company Growth Fund - Class 2	1,320	514

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	3,959	1,215

Deutsche DWS Variable Series II:
DWS International Opportunities VIP - Class A	3,370	2,951

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	12,202	7,733
Federated Hermes Managed Volatility Fund II - Primary Shares	43,609	24,684
Federated Hermes Quality Bond Fund II - Primary Shares	85,478	63,246

23

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$456,383	$212,542
Fidelity® VIP Growth Portfolio - Service Class 2	247,863	107,305
Fidelity® VIP High Income Portfolio - Service Class 2	68,147	39,441
Fidelity® VIP Index 500 Portfolio - Service Class 2	21,649	60,383
Fidelity® VIP Mid Cap Portfolio - Service Class 2	138,905	36,787
Fidelity® VIP Real Estate Portfolio - Service Class 2	36,871	33,427

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	271,219	85,586
Franklin Small Cap Value VIP Fund - Class 2	17,122	24,537
Franklin U.S. Government Securities VIP Fund - Class 2	83,930	49,258
Templeton Global Bond VIP Fund - Class 2	24,811	27,515

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	12,097	3,993

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	37,154	15,379
T. Rowe Price Equity Income Portfolio	119,855	46,597
T. Rowe Price Moderate Allocation Portfolio	4,858	6,627

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	250,356	90,211

24

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2025 and 2024:

	Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares	130	1,600	(1,470)	242	2,996	(2,754)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	664	4,754	(4,090)	1,131	5,448	(4,317)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	842	1,910	(1,068)	1,103	2,010	(907)
BNY Mellon VIF Small Cap Portfolio - Initial Shares	780	2,908	(2,128)	1,139	4,839	(3,700)

Calvert Variable Trust, Inc.:
CVT NASDAQ-100 Index Portfolio	1,163	2,807	(1,644)	1,383	4,172	(2,789)
CVT Russell 2000® Small Cap Index Portfolio	1,839	4,826	(2,987)	2,806	4,438	(1,632)
CVT S&P MidCap 400 Index Portfolio	789	3,058	(2,269)	1,099	4,767	(3,668)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	6,884	12,362	(5,478)	9,210	15,594	(6,384)
Federated Hermes Managed Volatility Fund II - Primary Shares	16,186	246,470	(230,284)	30,002	277,770	(247,768)
Federated Hermes Quality Bond Fund II - Primary Shares	13,286	75,114	(61,828)	27,208	84,299	(57,091)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,206	32,645	(31,439)	3,116	31,836	(28,720)
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,607	14,498	(12,891)	1,669	14,581	(12,912)
Fidelity® VIP Growth Portfolio - Initial Class	1,351	38,198	(36,847)	2,243	47,170	(44,927)
Fidelity® VIP High Income Portfolio - Service Class 2	3,258	8,772	(5,514)	5,143	7,271	(2,128)
Fidelity® VIP Index 500 Portfolio - Initial Class	4,878	26,302	(21,424)	6,485	36,677	(30,192)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	945	6,592	(5,647)	1,656	8,030	(6,374)
Fidelity® VIP Overseas Portfolio - Initial Class	1,953	9,514	(7,561)	3,118	12,864	(9,746)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	3,179	4,526	(1,347)	5,510	6,424	(914)
Franklin Mutual Shares VIP Fund - Class 2	1,738	7,717	(5,979)	2,456	9,318	(6,862)
Franklin Small Cap Value VIP Fund - Class 2	512	3,757	(3,245)	947	2,487	(1,540)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	832	4,048	(3,216)	1,139	3,971	(2,832)
Franklin U.S. Government Securities VIP Fund - Class 2	6,025	14,819	(8,794)	8,720	15,543	(6,823)
Templeton Growth VIP Fund - Class 2	1,335	3,252	(1,917)	2,408	6,033	(3,625)

25

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Lincoln Variable Insurance Products Trust:
LVIP American Century Capital Appreciation Fund – Standard II	482	1,815	(1,333)	795	2,557	(1,762)
LVIP American Century Inflation Protection Fund – Standard II	728	361	367	1,840	1,282	558
LVIP American Century Mid Cap Value Fund – Standard II	282	570	(288)	325	1,058	(733)
LVIP American Century Ultra Fund – Standard II	595	3,514	(2,919)	906	2,246	(1,340)
LVIP American Century Value Fund – Standard II	1,265	4,646	(3,381)	1,990	4,237	(2,247)
LVIP JPMorgan Mid Cap Value Fund - Standard	1,057	6,023	(4,966)	1,139	6,305	(5,166)
LVIP JPMorgan Small Cap Core Fund - Standard	893	1,476	(583)	1,095	2,055	(960)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,566	9,679	(8,113)	1,082	13,954	(12,872)
T. Rowe Price Equity Income Portfolio	2,763	13,119	(10,356)	4,342	10,860	(6,518)
T. Rowe Price Mid-Cap Growth Portfolio	646	8,312	(7,666)	1,187	14,206	(13,019)
T. Rowe Price Moderate Allocation Portfolio	2,686	12,090	(9,404)	4,560	15,640	(11,080)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	4,503	15,147	(10,644)	6,201	16,825	(10,624)

Product D:
Calvert Variable Trust, Inc.:
CVT EAFE International Index Portfolio - Class F	125	715	(590)	149	83	66
CVT NASDAQ-100 Index Portfolio	48	135	(87)	275	438	(163)
CVT Russell 2000® Small Cap Index Portfolio - Class F	257	523	(266)	284	181	103
CVT S&P MidCap 400 Index Portfolio - Class F	854	1,138	(284)	1,057	1,801	(744)

Columbia Variable Products, Inc.:
Columbia VP Overseas Core Fund - Class 1	51	24	27	54	22	32
Columbia VP Select Mid Cap Value Fund - Class 1	124	335	(211)	280	110	170
Columbia VP Small Cap Value Fund - Class 2	587	787	(200)	701	947	(246)
Columbia VP Small Company Growth Fund - Class 2	-	9	(9)	-	11	(11)

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	100	47	53	63	52	11

Deutsche DWS Variable Series II:
DWS International Opportunities VIP - Class A	131	128	3	164	108	56

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	832	666	166	498	223	275
Federated Hermes Managed Volatility Fund II - Primary Shares	1,146	1,051	95	1,272	463	809
Federated Hermes Quality Bond Fund II - Primary Shares	3,412	4,318	(906)	4,624	7,166	(2,542)

26

 Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2025			2024
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Service Class 2	765	2,996	(2,231)	1,142	2,354	(1,212)
Fidelity® VIP Growth Portfolio - Service Class 2	464	1,305	(841)	613	1,427	(814)
Fidelity® VIP High Income Portfolio - Service Class 2	1,136	1,640	(504)	1,631	1,825	(194)
Fidelity® VIP Index 500 Portfolio - Service Class 2	262	973	(711)	1,041	319	722
Fidelity® VIP Mid Cap Portfolio - Service Class 2	780	877	(97)	827	1,870	(1,043)
Fidelity® VIP Real Estate Portfolio - Service Class 2	974	1,232	(258)	1,056	1,216	(160)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Shares VIP Fund - Class 2	2,156	2,898	(742)	2,714	4,074	(1,360)
Franklin Small Cap Value VIP Fund - Class 2	148	623	(475)	337	380	(43)
Franklin U.S. Government Securities VIP Fund - Class 2	3,752	3,595	157	4,840	7,507	(2,667)
Templeton Global Bond VIP Fund - Class 2	1,687	1,886	(199)	2,326	3,068	(742)

Lincoln Variable Insurance Products Trust:
LVIP JPMorgan Small Cap Core Fund - Service	119	100	19	121	463	(342)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	47	157	(110)	259	210	49
T. Rowe Price Equity Income Portfolio	688	1,132	(444)	813	416	397
T. Rowe Price Moderate Allocation Portfolio	75	227	(152)	94	814	(720)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	3,014	4,007	(993)	4,086	5,371	(1,285)

27

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2025, 2024, 2023, 2022 and 2021, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Product A, B & C:
BNY Mellon Sustainable U.S. Equity Portfolio - Service Shares:
2025	7,296	$54.67	$398,900	0.06%	0.90%	14.64%
2024	8,766	47.69	418,023	0.42	0.90	23.45
2023	11,520	38.63	444,987	0.53	0.90	22.40
2022	11,975	31.56	377,874	0.31	0.90	(23.73)
2021	13,280	41.38	549,571	0.61	0.90	25.55
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2025	75,698	60.17	4,554,394	0.37	0.90	9.10
2024	79,788	55.15	4,400,377	0.42	0.90	11.80
2023	84,105	49.33	4,149,220	0.71	0.90	19.88
2022	90,788	41.15	3,735,746	0.67	0.90	(18.79)
2021	97,366	50.67	4,933,679	0.44	0.90	25.98
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2025	25,884	70.76	1,831,482	0.45	0.90	15.79
2024	26,952	61.11	1,646,981	0.54	0.90	21.64
2023	27,859	50.24	1,399,721	0.66	0.90	25.54
2022	29,698	40.02	1,188,415	0.79	0.90	(15.57)
2021	31,182	47.40	1,477,974	0.47	0.90	24.51
BNY Mellon VIF Small Cap Portfolio - Initial Shares:
2025	43,780	34.56	1,513,123	0.66	0.90	9.99
2024	45,908	31.42	1,442,467	0.69	0.90	3.66
2023	49,608	30.31	1,503,460	0.33	0.90	8.33
2022	51,944	27.98	1,453,487	-	0.90	(17.37)
2021	54,980	33.86	1,861,657	0.11	0.90	15.41
CVT NASDAQ-100 Index Portfolio:
2025	42,748	188.57	8,060,990	0.28	0.90	19.33
2024	44,392	158.03	7,015,489	0.33	0.90	24.07
2023	47,181	127.37	6,009,243	0.33	0.90	53.03
2022	49,685	83.23	4,135,278	0.18	0.90	(33.25)
2021	51,018	124.68	6,360,933	0.28	0.90	25.75
CVT Russell 2000® Small Cap Index Portfolio:
2025	64,220	56.86	3,651,206	1.57	0.90	11.47
2024	67,207	51.01	3,428,469	1.25	0.90	10.22
2023	68,839	46.28	3,185,739	0.89	0.90	15.56
2022	69,588	40.05	2,786,721	0.82	0.90	(21.22)
2021	71,584	50.84	3,639,045	0.74	0.90	13.51

28

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

CVT S&P MidCap 400 Index Portfolio:
2025	64,263	$74.76	$4,804,114	1.09%	0.90%	6.18%
2024	66,532	70.41	4,684,207	1.20	0.90	12.51
2023	70,200	62.58	4,393,418	1.23	0.90	15.08
2022	73,032	54.38	3,971,451	0.94	0.90	(14.11)
2021	77,141	63.31	4,883,832	0.83	0.90	23.32
Federated Hermes Government Money Fund II - Service Shares:
2025	166,897	10.43	1,741,064	3.67	0.90	2.76
2024	172,375	10.15	1,749,089	4.58	0.90	3.78
2023	178,759	9.78	1,748,585	4.43	0.90	3.60
2022	184,399	9.44	1,741,235	1.14	0.90	0.21
2021	191,131	9.42	1,800,169	-	0.90	(0.84)
Federated Hermes Managed Volatility Fund II - Primary Shares:
2025	3,694,821	22.65	83,670,835	2.90	0.90	6.09
2024	3,925,105	21.35	83,791,017	2.21	0.90	14.54
2023	4,172,873	18.64	77,787,884	1.89	0.90	7.68
2022	4,431,737	17.31	76,696,159	1.89	0.90	(14.52)
2021	4,693,357	20.25	95,024,132	1.79	0.90	17.46
Federated Hermes Quality Bond Fund II - Primary Shares:
2025	1,205,740	13.35	16,092,093	3.33	0.90	6.12
2024	1,267,568	12.58	15,940,353	2.97	0.90	3.03
2023	1,324,659	12.21	16,180,637	2.65	0.90	5.17
2022	1,392,366	11.61	16,168,146	2.58	0.90	(10.07)
2021	1,451,409	12.91	18,743,840	2.47	0.90	(2.27)
Fidelity® VIP Contrafund® Portfolio - Initial Class:
2025	472,212	101.62	47,983,954	0.14	0.90	20.40
2024	503,651	84.40	42,507,862	0.19	0.90	32.58
2023	532,371	63.66	33,888,127	0.49	0.90	32.27
2022	557,781	48.13	26,844,226	0.50	0.90	(26.97)
2021	582,349	65.90	38,376,478	0.06	0.90	26.71
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2025	210,192	57.17	12,017,251	1.55	0.90	20.41
2024	223,083	47.48	10,591,622	1.45	0.90	21.12
2023	235,995	39.20	9,251,223	1.65	0.90	17.65
2022	251,169	33.32	8,367,978	1.66	0.90	(5.80)
2021	259,934	35.37	9,192,787	2.42	0.90	24.85
Fidelity® VIP Growth Portfolio - Initial Class:
2025	639,665	78.11	49,962,770	0.29	0.90	13.88
2024	676,512	68.59	46,402,668	-	0.90	29.22
2023	721,439	53.08	38,295,213	0.13	0.90	35.03
2022	764,288	39.31	30,045,902	0.62	0.90	(25.14)
2021	804,496	52.51	42,241,622	-	0.90	22.12

29

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP High Income Portfolio - Service Class 2:
2025	121,131	$34.76	$4,210,366	6.65%	0.90%	9.34%
2024	126,645	31.79	4,026,493	6.30	0.90	7.62
2023	128,773	29.54	3,803,525	5.84	0.90	9.29
2022	127,157	27.03	3,437,552	5.05	0.90	(12.47)
2021	133,782	30.88	4,131,468	5.29	0.90	3.35
Fidelity® VIP Index 500 Portfolio - Initial Class:
2025	528,412	63.07	33,326,255	1.16	0.90	16.73
2024	549,836	54.03	29,708,458	1.28	0.90	23.78
2023	580,028	43.65	25,319,770	1.47	0.90	25.07
2022	609,269	34.90	21,264,819	1.45	0.90	(18.95)
2021	639,018	43.06	27,514,652	1.26	0.90	27.43
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2025	105,884	84.59	8,956,361	0.25	0.90	10.50
2024	111,531	76.55	8,538,026	0.35	0.90	16.13
2023	117,905	65.92	7,772,895	0.39	0.90	13.77
2022	121,197	57.94	7,022,138	0.27	0.90	(15.72)
2021	124,180	68.75	8,537,509	0.36	0.90	24.19
Fidelity® VIP Overseas Portfolio - Initial Class:
2025	164,755	30.50	5,024,291	1.60	0.90	19.33
2024	172,316	25.56	4,404,114	1.61	0.90	4.11
2023	182,062	24.55	4,469,591	1.06	0.90	19.41
2022	185,275	20.56	3,808,342	1.07	0.90	(25.13)
2021	191,481	27.46	5,258,903	0.53	0.90	18.62
Franklin Global Real Estate VIP Fund - Class 2:
2025	93,921	23.85	2,240,142	1.40	0.90	6.95
2024	95,268	22.30	2,124,303	1.83	0.90	(1.20)
2023	96,182	22.57	2,171,031	2.86	0.90	10.42
2022	98,177	20.44	2,006,559	2.40	0.90	(26.71)
2021	99,807	27.89	2,783,649	0.88	0.90	25.69
Franklin Mutual Shares VIP Fund - Class 2:
2025	104,257	38.23	3,985,971	2.04	0.90	10.52
2024	110,236	34.59	3,813,266	1.96	0.90	10.26
2023	117,098	31.37	3,673,344	1.92	0.90	12.44
2022	118,300	27.90	3,300,044	1.82	0.90	(8.25)
2021	125,127	30.41	3,804,565	2.88	0.90	18.14
Franklin Small Cap Value VIP Fund - Class 2:
2025	45,407	74.74	3,393,799	1.09	0.90	6.70
2024	48,652	70.05	3,408,205	0.93	0.90	10.70
2023	50,192	63.28	3,176,236	0.52	0.90	11.74
2022	52,410	56.63	2,968,038	0.99	0.90	(10.86)
2021	53,495	63.53	3,398,797	0.99	0.90	24.25

30

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2025	64,482	$51.16	$3,298,652	-%	0.90%	1.61%
2024	67,698	50.35	3,408,576	-	0.90	10.03
2023	70,530	45.76	3,227,262	-	0.90	25.61
2022	73,043	36.43	2,660,801	-	0.90	(34.28)
2021	72,877	55.43	4,039,637	-	0.90	9.03
Franklin U.S. Government Securities VIP Fund - Class 2:
2025	265,536	15.09	4,006,492	3.30	0.90	5.75
2024	274,330	14.27	3,914,436	3.05	0.90	0.49
2023	281,153	14.20	3,993,585	2.72	0.90	3.50
2022	284,214	13.72	3,899,150	2.39	0.90	(10.56)
2021	299,156	15.34	4,588,497	2.63	0.90	(2.66)
Templeton Growth VIP Fund - Class 2:
2025	49,654	32.47	1,612,056	0.88	0.90	22.76
2024	51,571	26.45	1,364,286	0.97	0.90	4.42
2023	55,196	25.33	1,397,883	3.32	0.90	19.93
2022	55,696	21.12	1,176,126	0.16	0.90	(12.29)
2021	55,011	24.08	1,324,455	1.10	0.90	3.97
LVIP American Century Capital Appreciation Fund – Standard II:
2025	37,046	62.64	2,320,509	-	0.90	5.78
2024	38,379	59.22	2,272,954	-	0.90	23.84
2023	40,141	47.82	1,919,359	-	0.90	19.64
2022	40,646	39.97	1,624,782	-	0.90	(28.75)
2021	42,022	56.10	2,357,619	-	0.90	10.15
LVIP American Century Inflation Protection Fund – Standard II:
2025	9,523	16.12	153,555	8.10	0.90	5.64
2024	9,156	15.26	139,726	3.92	0.90	0.86
2023	8,598	15.13	130,043	3.60	0.90	2.72
2022	8,803	14.73	129,674	5.29	0.90	(13.66)
2021	8,378	17.06	142,924	3.32	0.90	5.63
LVIP American Century Mid Cap Value Fund – Standard II:
2025	7,383	46.59	343,956	1.92	0.90	8.02
2024	7,671	43.13	330,852	2.51	0.90	7.74
2023	8,404	40.03	336,361	2.30	0.90	5.20
2022	8,978	38.05	341,606	2.26	0.90	(2.08)
2021	9,216	38.86	358,099	1.15	0.90	22.12
LVIP American Century Ultra Fund – Standard II:
2025	33,003	94.87	3,130,932	-	0.90	11.84
2024	35,922	84.83	3,047,147	-	0.90	27.64
2023	37,262	66.46	2,476,362	-	0.90	42.25
2022	38,783	46.72	1,812,092	-	0.90	(32.99)
2021	42,514	69.72	2,963,847	-	0.90	22.08

31

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

LVIP American Century Value Fund – Standard II:
2025	69,700	$39.58	$2,758,556	1.64%	0.90%	14.99%
2024	73,081	34.42	2,515,372	2.94	0.90	8.51
2023	75,328	31.72	2,389,667	2.39	0.90	8.11
2022	77,030	29.34	2,259,980	2.06	0.90	(0.34)
2021	87,395	29.44	2,573,158	1.73	0.90	23.39
LVIP JPMorgan Mid Cap Value Fund - Standard:
2025	74,383	78.17	5,814,335	1.11	0.90	3.78
2024	79,349	75.32	5,976,500	1.24	0.90	13.26
2023	84,515	66.50	5,620,361	3.18	0.90	9.92
2022	84,871	60.50	5,134,401	0.94	0.90	(8.97)
2021	90,722	66.46	6,029,572	0.88	0.90	28.72
LVIP JPMorgan Small Cap Core Fund - Standard:
2025	36,304	57.11	2,073,158	0.65	0.90	9.30
2024	36,887	52.25	1,927,476	0.81	0.90	10.70
2023	37,847	47.20	1,786,412	1.37	0.90	12.09
2022	38,884	42.11	1,637,327	0.45	0.90	(20.06)
2021	41,641	52.68	2,193,720	0.51	0.90	20.30
T. Rowe Price All-Cap Opportunities Portfolio:
2025	175,302	88.85	15,576,154	-	0.90	15.25
2024	183,415	77.09	14,138,562	0.07	0.90	24.04
2023	196,287	62.15	12,198,967	0.25	0.90	27.83
2022	206,536	48.62	10,042,346	-	0.90	(22.21)
2021	215,875	62.50	13,493,213	-	0.90	19.71
T. Rowe Price Equity Income Portfolio:
2025	167,677	50.61	8,486,561	1.65	0.90	13.35
2024	178,033	44.65	7,950,005	1.83	0.90	10.68
2023	184,551	40.34	7,444,723	2.10	0.90	8.56
2022	189,141	37.16	7,027,860	1.87	0.90	(4.20)
2021	195,272	38.79	7,573,975	1.57	0.90	24.45
T. Rowe Price Mid-Cap Growth Portfolio:
2025	167,127	97.40	16,278,457	-	0.90	2.62
2024	174,793	94.91	16,590,121	-	0.90	8.33
2023	187,812	87.61	16,454,376	-	0.90	18.89
2022	198,404	73.69	14,620,222	-	0.90	(23.27)
2021	208,838	96.04	20,056,174	-	0.90	13.83
T. Rowe Price Moderate Allocation Portfolio:
2025	235,146	44.49	10,462,360	2.27	0.90	13.47
2024	244,550	39.21	9,588,173	2.29	0.90	9.07
2023	255,630	35.95	9,189,145	2.31	0.90	14.34
2022	266,566	31.44	8,381,825	1.56	0.90	(19.05)
2021	275,443	38.84	10,698,143	0.97	0.90	9.07

32

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2025	273,168	$24.78	$6,769,199	1.95%	0.90%	17.33%
2024	283,812	21.12	5,992,795	0.93	0.90	2.33
2023	294,436	20.64	6,075,939	0.98	0.90	15.24
2022	316,547	17.91	5,670,073	0.80	0.90	(16.58)
2021	303,255	21.47	6,510,382	0.58	0.90	0.42

Product D:
CVT EAFE International Index Portfolio - Class F:
2025	1,518	$22.25	$33,767	2.46%	-%	30.65%
2024	2,108	17.03	35,905	2.75	-	2.96
2023	2,042	16.54	33,777	3.07	-	17.47
2022	1,937	14.08	27,268	3.62	-	(14.72)
2021	2,092	16.51	34,541	1.79	-	10.66
CVT NASDAQ-100 Index Portfolio:
2025	3,018	151.79	458,062	0.28	-	20.39
2024	3,105	126.08	391,488	0.34	-	25.20
2023	3,268	100.70	329,076	0.34	-	54.40
2022	3,311	65.22	215,911	0.18	-	(32.64)
2021	3,379	96.83	327,198	0.28	-	26.87
CVT Russell 2000® Small Cap Index Portfolio - Class F:
2025	3,072	39.13	120,176	1.63	-	12.25
2024	3,338	34.86	116,369	1.32	-	11.02
2023	3,235	31.40	101,585	0.90	-	16.34
2022	3,205	26.99	86,506	0.87	-	(20.66)
2021	3,396	34.02	115,536	0.75	-	14.31
CVT S&P MidCap 400 Index Portfolio - Class F:
2025	24,691	49.34	1,218,269	1.12	-	6.91
2024	24,975	46.15	1,152,497	1.21	-	13.31
2023	25,719	40.73	1,047,565	1.25	-	15.87
2022	25,737	35.15	904,563	0.96	-	(13.51)
2021	25,557	40.64	1,038,521	0.79	-	24.21
Columbia VP Overseas Core Fund - Class 1:
2025	554	26.56	14,722	1.86	-	38.26
2024	527	19.21	10,120	4.24	-	3.45
2023	495	18.57	9,184	2.14	-	15.63
2022	628	16.06	10,084	0.78	-	(14.67)
2021	525	18.82	9,881	1.21	-	9.93
Columbia VP Select Mid Cap Value Fund - Class 1:
2025	2,581	46.43	119,844	-	-	14.19
2024	2,792	40.66	113,518	-	-	12.54
2023	2,622	36.13	94,745	-	-	10.29
2022	2,608	32.76	85,417	-	-	(9.43)
2021	2,811	36.17	101,657	-	-	32.35

33

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Columbia VP Small Cap Value Fund - Class 2:
2025	16,519	$45.62	$753,618	0.99%	-%	14.65%
2024	16,719	39.79	665,174	0.55	-	8.69
2023	16,965	36.61	621,094	0.44	-	21.67
2022	16,518	30.09	497,032	0.49	-	(8.98)
2021	16,396	33.06	542,006	0.45	-	28.84
Columbia VP Small Company Growth Fund - Class 2:
2025	165	61.91	10,189	-	-	21.30
2024	174	51.04	8,891	2.38	-	23.85
2023	185	41.21	7,641	-	-	26.33
2022	199	32.62	6,492	-	-	(35.95)
2021	222	50.93	11,327	-	-	(3.14)
DWS Global Small Cap VIP - Class A:
2025	767	29.79	22,847	1.16	-	20.51
2024	714	24.72	17,644	1.34	-	5.78
2023	703	23.37	16,419	0.86	-	24.57
2022	660	18.76	12,384	0.54	-	(24.08)
2021	625	24.71	15,436	0.35	-	14.98
DWS International Opportunities VIP - Class A:
2025	1,539	24.76	38,117	0.90	-	18.92
2024	1,536	20.82	31,986	1.17	-	9.35
2023	1,480	19.04	28,186	0.77	-	16.03
2022	1,562	16.41	25,635	1.02	-	(28.50)
2021	1,748	22.95	40,122	0.33	-	8.10
Federated Hermes Government Money Fund II - Service Shares:
2025	5,994	11.88	71,200	3.66	-	3.76
2024	5,828	11.45	66,731	4.57	-	4.66
2023	5,553	10.94	60,748	4.44	-	4.49
2022	5,798	10.47	60,686	1.13	-	1.16
2021	6,378	10.35	65,985	-	-	-
Federated Hermes Managed Volatility Fund II - Primary Shares:
2025	14,013	25.77	361,167	2.89	-	7.02
2024	13,918	24.08	335,140	2.12	-	15.55
2023	13,109	20.84	273,168	1.84	-	8.71
2022	12,737	19.17	244,220	1.88	-	(13.77)
2021	12,776	22.23	284,030	1.73	-	18.50
Federated Hermes Quality Bond Fund II - Primary Shares:
2025	73,174	15.19	1,111,723	3.28	-	7.05
2024	74,080	14.19	1,051,033	2.92	-	3.88
2023	76,622	13.66	1,046,439	2.59	-	6.14
2022	77,600	12.87	998,514	2.55	-	(9.24)
2021	76,472	14.18	1,084,619	2.12	-	(1.39)

34

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2025	33,359	$77.57	$2,587,594	-%	-%	21.20%
2024	35,590	64.00	2,277,828	0.03	-	33.44
2023	36,802	47.96	1,765,034	0.27	-	33.11
2022	37,563	36.03	1,353,361	0.26	-	(26.48)
2021	39,332	49.01	1,927,711	0.03	-	27.50
Fidelity® VIP Growth Portfolio - Service Class 2:
2025	18,058	90.57	1,635,502	0.05	-	14.60
2024	18,899	79.03	1,493,539	-	-	30.09
2023	19,713	60.75	1,197,683	-	-	35.88
2022	20,257	44.71	905,685	0.35	-	(24.64)
2021	20,576	59.33	1,220,777	-	-	22.91
Fidelity® VIP High Income Portfolio - Service Class 2:
2025	25,470	25.07	638,441	6.71	-	10.34
2024	25,974	22.72	590,223	6.45	-	8.60
2023	26,168	20.92	547,453	5.91	-	10.22
2022	25,787	18.98	489,382	5.18	-	(11.68)
2021	26,125	21.49	561,337	5.47	-	4.32
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2025	4,751	71.05	337,566	0.91	-	17.48
2024	5,462	60.48	330,318	1.04	-	24.60
2023	4,740	48.54	230,079	1.22	-	25.88
2022	5,151	38.56	198,635	1.14	-	(18.43)
2021	5,669	47.27	267,976	1.05	-	28.24
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2025	20,780	45.60	947,603	0.25	-	11.49
2024	20,877	40.90	853,926	0.35	-	17.16
2023	21,920	34.91	765,186	0.40	-	14.80
2022	21,769	30.41	661,920	0.28	-	(14.96)
2021	21,975	35.76	785,797	0.35	-	25.30
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2025	20,171	27.09	546,407	1.94	-	2.89
2024	20,429	26.33	537,817	4.05	-	6.26
2023	20,589	24.78	510,139	2.39	-	10.92
2022	18,303	22.34	408,960	1.10	-	(27.70)
2021	19,875	30.90	614,164	0.97	-	38.63
Franklin Mutual Shares VIP Fund - Class 2:
2025	57,675	31.22	1,800,631	2.07	-	11.50
2024	58,417	28.00	1,635,422	2.01	-	11.29
2023	59,777	25.16	1,503,973	1.92	-	13.49
2022	58,971	22.17	1,307,651	1.84	-	(7.43)
2021	60,460	23.95	1,448,291	2.87	-	19.15

35

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin Small Cap Value VIP Fund - Class 2:
2025	3,035	$42.71	$129,645	1.04%	-%	7.64%
2024	3,510	39.68	139,255	0.95	-	11.71
2023	3,553	35.52	126,190	0.53	-	12.76
2022	3,557	31.50	112,040	0.98	-	(10.08)
2021	3,579	35.03	125,377	1.01	-	25.38
Franklin U.S. Government Securities VIP Fund - Class 2:
2025	72,620	14.14	1,026,506	3.28	-	6.72
2024	72,463	13.25	960,030	3.03	-	1.38
2023	75,130	13.07	981,925	2.72	-	4.48
2022	74,631	12.51	933,706	2.35	-	(9.74)
2021	74,102	13.86	1,027,273	2.64	-	(1.84)
Templeton Global Bond VIP Fund - Class 2:
2025	31,487	15.56	489,873	-	-	15.77
2024	31,686	13.44	425,969	-	-	(11.40)
2023	32,428	15.17	491,874	-	-	2.92
2022	31,944	14.74	470,935	-	-	(4.96)
2021	32,035	15.51	496,887	-	-	(5.02)
LVIP JPMorgan Small Cap Core Fund - Service:
2025	2,054	44.14	90,671	0.45	-	9.99
2024	2,035	40.13	81,663	0.63	-	11.44
2023	2,377	36.01	85,614	1.00	-	12.81
2022	2,360	31.92	75,351	0.09	-	(19.56)
2021	2,513	39.68	99,745	0.29	-	21.05
T. Rowe Price All-Cap Opportunities Portfolio:
2025	2,776	107.00	297,005	-	-	16.30
2024	2,886	92.00	265,480	0.08	-	25.15
2023	2,837	73.51	208,579	0.26	-	28.96
2022	2,896	57.00	165,070	-	-	(21.51)
2021	3,026	72.62	219,717	-	-	20.79
T. Rowe Price Equity Income Portfolio:
2025	18,759	44.31	831,247	1.66	-	14.35
2024	19,203	38.75	744,059	1.84	-	11.70
2023	18,806	34.69	652,359	2.12	-	9.54
2022	18,156	31.67	574,968	1.87	-	(3.33)
2021	19,575	32.76	641,331	1.58	-	25.52
T. Rowe Price Moderate Allocation Portfolio:
2025	1,100	34.58	38,058	2.27	-	14.50
2024	1,252	30.20	37,828	2.23	-	10.06
2023	1,972	27.44	54,106	2.30	-	15.34
2022	2,043	23.79	48,603	1.58	-	(18.33)
2021	1,961	29.13	57,110	0.99	-	10.09

36

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2025	75,317	$24.07	$1,812,836	1.98%	-%	18.40%
2024	76,310	20.33	1,551,142	0.96	-	3.25
2023	77,595	19.69	1,527,584	1.00	-	16.23
2022	83,990	16.94	1,422,488	0.83	-	(15.81)
2021	74,212	20.12	1,492,982	0.58	-	1.31

37

Farm Bureau Life Variable Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account, consisting of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

7. Segment Reporting

Each subaccount, as detailed in Note 1, represents a single operating segment. The Chief Operating Officer of the Company acts as the Chief Operating Decision Maker (CODM) and monitors the operating results of each subaccount. The change in net assets resulting from operations, which is used by the CODM to assess the subaccount’s performance, is consistent with that presented within the subaccount’s financial statements. Subaccount assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

38

Independent Auditor’s Report

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

West Des Moines, Iowa

Opinion

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company), which comprise the combined balance sheets – statutory basis as of December 31, 2025 and 2024, and the related combined statements of operations – statutory basis, changes in capital and surplus – statutory basis, and cash flows – statutory basis for the years then ended, and the related notes to the combined financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Regulatory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024 and the results of its operations and its cash flows for the years then ended in accordance with the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Combined Financial Statements” section of our report. We are required to be independent of the Group and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Group in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of Iowa’s statutes. The effects on the financial statements of the variances between the regulatory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

Prior Year Audited by Other Auditors

The combined statements of operations-statutory basis, changes in capital and surplus-statutory basis, and cash flows-statutory basis for the year ended December 31, 2023, and the related notes to the combined financial statements were audited by other auditors, and their report thereon dated April 24, 2024, expressed an unmodified opinion on the regulatory basis of accounting and an adverse opinion on U.S. Generally Accepted Accounting Principles.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that these financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Forvis Mazars LLP

West Des Moines, Iowa

April 30, 2026

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis
(Dollars in thousands, except per share data)

	December 31,
	2025	2024
Admitted assets
Cash and invested assets:
Bonds	$7,320,656	$7,251,432
Preferred stocks	19,063	19,123
Common stocks (cost of $28,547 in 2025 and $39,155 in 2024)	28,547	38,389
Mortgage loans	922,066	894,719
Real estate	955	955
Policy loans	205,107	197,523
Cash and cash equivalents	106,754	99,830
Other invested assets	467,990	427,851
Total cash and invested assets	9,071,138	8,929,822

Deferred income tax asset, net	82,548	84,180
Premiums deferred and uncollected	101,842	101,800
Investment income due and accrued	69,101	69,246
Amounts recoverable under reinsurance agreements	4,896	16,100
Other assets	107,279	102,800
Assets held in separate accounts	690,209	662,062
Total admitted assets	$10,127,013	$9,966,010

Farm Bureau Life Insurance Company and Subsidiary
Combined Balance Sheets - Statutory Basis (continued)
(Dollars in thousands, except per share data)

	December 31,
	2025	2024
Liabilities, capital and surplus
Liabilities:
Policy reserves:
Life and annuity	$7,355,636	$7,270,495
Accident and health	122	112
Liability for deposit-type contracts	933,548	953,097
Total policy reserves	8,289,306	8,223,704
Policy and contract claims:
Life	35,475	37,602
Accident and health	11	13
Other policyholders’ funds:
Dividends payable to policyholders	4,995	5,294
Advance premiums	4,022	3,557
Amounts payable to affiliates	907	3,544
Interest maintenance reserve	4,370	4,351
Asset valuation reserve	118,221	113,288
Other liabilities	152,150	125,359
Liabilities related to separate accounts	690,209	662,062
Total liabilities	9,299,666	9,178,774

Capital and surplus:
Preferred stock, 7.5% cumulative, par value $50 per share - authorized 6,000 shares, none issued or outstanding	-	-
Common stock, par value $50 per share - authorized 994,000 shares, issued and outstanding 50,000 shares	2,500	2,500
Additional paid-in-capital	130,983	130,983
Unassigned funds for the protection of policyholders	693,864	653,753
Total capital and surplus	827,347	787,236
Total liabilities, capital and surplus	$10,127,013	$9,966,010

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary
Combined Statements of Operations - Statutory Basis
(Dollars in thousands)

	Year ended December 31,
	2025	2024	2023
Revenues:
Premiums and other considerations:
Life, annuity and accident and health	$639,884	$633,525	$692,309
Supplementary contracts with life contingencies	1,823	3,274	2,654
Net investment income	433,642	423,937	386,188
Other income	31,376	31,676	30,293
Total revenues	1,106,725	1,092,412	1,111,444

Benefits and expenses:
Benefits paid or provided for
Death benefits	219,446	215,025	197,500
Accident and health benefits	106	117	104
Annuity benefits	120,240	119,511	114,366
Surrender benefits	379,744	378,712	409,827
Payment on supplementary contracts with life contingencies	12,934	14,286	14,888
Other benefits	29,754	28,562	25,610
Increase in life, annuity and accident and health policy reserves	85,152	69,527	96,573
Total benefits paid or provided for	847,376	825,740	858,868

Commissions	62,876	63,733	65,925
General expenses	138,143	130,269	125,316
Insurance taxes, licenses and fees	10,451	10,156	9,575
Net transfers from separate accounts	(33,448)	(36,479)	(28,432)
Change in loading and other	(8,078)	(15,710)	(13,779)
Total benefits and expenses	1,017,320	977,709	1,017,473

Gain from operations before dividends to policyholders, federal income taxes and net realized capital gains/losses	89,405	114,703	93,971
Dividends to policyholders	4,827	5,120	5,438
Net gain from operations before federal income taxes and net realized capital gains/losses	84,578	109,583	88,533
Federal income taxes	12,744	19,048	16,496
Net gain from operations before net realized capital gains/losses	71,834	90,535	72,037
Net realized capital gains (losses) (excluding gains (losses) transferred to the IMR) less capital gains tax (benefit) (2025 -($1,657): 2024 - ($402): 2023 - $(712)) and excluding taxes transferred to IMR (2025 - $252: 2024-($556): 2023-($145))	(6,237)	(1,512)	(2,679)
Net income	$65,597	$89,023	$69,358

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in thousands)

		Additional Paid-	Unassigned	Total Capital
	Common Stock	In Capital	Funds	and Surplus
Balance on January 1, 2023	$2,500	$130,983	$598,617	$732,100
Net income	-	-	69,358	69,358
Change in net unrealized capital gains	-	-	3,306	3,306
Change in net deferred income tax	-	-	7,295	7,295
Change in nonadmitted assets	-	-	1,531	1,531
Change in asset valuation reserve	-	-	(10,405)	(10,405)
Dividends to stockholder	-	-	(74,000)	(74,000)
Balance on December 31, 2023	2,500	130,983	595,702	729,185
Net income	-	-	89,023	89,023
Change in net unrealized capital gains	-	-	2,223	2,223
Change in net deferred income tax	-	-	2,082	2,082
Change in nonadmitted assets	-	-	(279)	(279)
Change in asset valuation reserve	-	-	(8,998)	(8,998)
Dividends to stockholder	-	-	(26,000)	(26,000)
Balance on December 31, 2024	$2,500	$130,983	$653,753	$787,236
Net income	-	-	65,597	65,597
Change in net unrealized capital gains	-	-	8,849	8,849
Change in net deferred income tax	-	-	844	844
Change in nonadmitted assets	-	-	(3,646)	(3,646)
Change in asset valuation reserve	-	-	(4,933)	(4,933)
Dividends to stockholder	-	-	(26,600)	(26,600)
Balance on December 31, 2025	$2,500	$130,983	$693,864	$827,347

See accompanying notes.

Farm Bureau Life Insurance Company and Subsidiary

Combined Statements of Cash Flow - Statutory Basis

(Dollars in thousands)

	Year ended December 31,
	2025	2024	2023
Operations:
Premiums and other considerations received, net of reinsurance paid	$640,640	$639,208	$690,960
Net investment income received	423,796	418,220	384,182
Miscellaneous income	31,392	31,088	31,061
	1,095,828	1,088,516	1,106,203
Benefits paid	(746,295)	(769,335)	(785,066)
Net transfers from separate accounts	33,523	36,492	28,417
Commissions, expenses paid and aggregate write-ins for deductions	(201,535)	(184,172)	(189,389)
Dividends paid to policyholders	(5,127)	(5,492)	(5,804)
Federal income taxes paid, including net tax on capital gains	(13,526)	(22,510)	(14,850)
Net cash provided by operations	162,868	143,499	139,511

Investment activities:
Proceeds from sales, maturities or repayments of investments:
Bonds	737,280	523,280	429,238
Stocks	17,020	36,617	19,596
Mortgage loans	76,156	63,606	64,689
Real estate	-	-	8,781
Other invested assets	34,649	52,412	15,896
Miscellaneous proceeds	-	2,978	-
Total proceeds from sales, maturities or repayments of investments	865,105	678,893	538,200

Cost of investments acquired:
Bonds	(800,028)	(581,772)	(339,596)
Stocks	(8,342)	(15,406)	(4,264)
Mortgage loans	(103,550)	(32,210)	(3,500)
Other invested assets	(60,391)	(79,745)	(95,796)
Miscellaneous applications	(7,637)	-	(17,525)
Total cost of investments acquired	(979,948)	(709,133)	(460,681)
Net increase in policy loans	(7,584)	(7,267)	(6,146)
Net cash provided by (used in) investment activities	(122,427)	(37,507)	71,373

Financing and miscellaneous activities:
Dividends paid to stockholder	(26,600)	(26,000)	(74,000)
Net withdrawals on deposit-type contracts	(27,166)	(18,271)	(118,173)
Borrowed funds	-	-	(6,700)
Other uses, net	20,249	1,738	31,761
Net used in financing and miscellaneous activities	(33,517)	(42,533)	(167,112)
Net increase cash and cash equivalents	6,924	63,459	43,772
Cash and cash equivalents at the beginning of year	99,830	36,371	(7,401)
Cash and cash equivalents at end of year	$106,754	$99,830	$36,371
Noncash investing transactions excluded from the statements of cash flows are as follows:
Tax free exchange of securities	$97,260	$40,716	$29,237
Property transfer from other invested assets to real estate	$-	$-	$2,625
Transfer of bonds to preferred stock	$-	$4,027	$-
Interest capitalization	$59	$76	$23

See accompanying notes

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements

December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Organization

The Farm Bureau Life Insurance Company and Subsidiary (we or the Company), consists of Farm Bureau Life Insurance Company (FB Life), a wholly-owned subsidiary of FBL Financial Group, Inc. and Greenfields Life Insurance Company (Greenfields), a wholly-owned subsidiary of FB Life, which are both domiciled in the state of Iowa. FB Life assumes 100% of the business written by Greenfields through a coinsurance agreement.

We operate predominantly in the life insurance industry. FBL Financial Group, Inc. (our parent) is a majority-owned subsidiary of the Iowa Farm Bureau Federation (IFBF). FB Life markets individual life insurance policies and annuity contracts to Farm Bureau members and other individuals and businesses in the Midwestern and Western sections of the United States through an exclusive agency force. Our distribution force markets under the consumer brand name Farm Bureau Financial Services. Greenfields offers life and annuity products in the state of Colorado.

Principles of Combination

The accompanying combined statutory-basis financial statements include the accounts of FB Life and Greenfields. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values and the capital and surplus accounts from the balance sheets, transactions related to intercompany reinsurance as well as unrealized capital gains and losses due to equity investment in combined subsidiary.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Insurance and Financial Services, of the state of Iowa (Iowa Insurance Division). These statutory accounting principles (SAP) differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the state of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Iowa Insurance Law. The Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) contains the statements of statutory accounting principles (SSAPs) and has been adopted as a component of prescribed or permitted practices by the state of Iowa. The Iowa Insurance Division has the right to permit or prescribe specific practices that deviate from those set forth in the NAIC's Accounting Practices and Procedures Manual (NAIC SAP).

We have elected to apply the Iowa Insurance Division promulgated Iowa Administrative Code Section 191-97 (IAC 191-97), Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. See table below for the net income and capital and surplus impact of this permitted practice.

There are no other differences in our net income or capital and surplus between NAIC SAP and practices prescribed and permitted by the Iowa Insurance Division as of December 31, 2025, 2024, and 2023.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Reconciliation of state basis to NAIC SAP:

	SSAP #	2025	2024	2023
		(Dollars in thousands)
Net income
Farm Bureau Life and Subsidiary net income as reported	XXX	$65,597	$89,023	$69,358
State Prescribed Practices that are an increase (decrease) from
NAIC SAP:
Index and call option accounting - IAC 191-97	86	(1,330)	896	1,876
State Permitted Practices that are an increase from NAIC SAP:
NAIC SAP net income		$66,927	$88,127	$67,482
Surplus
Farm Bureau Life and Subsidiary surplus as reported	XXX	$827,347	$787,236	$729,185
State Prescribed Practices that are an increase (decrease) from
NAIC SAP:
Index and call option accounting - IAC 191-97	86	(9,734)	(6,049)	(11,055)
NAIC SAP Surplus		$837,081	$793,285	$740,240

The more significant differences between NAIC SAP and GAAP are as follows:

●	bonds and redeemable preferred stocks are generally carried at amortized cost rather than carried at fair value and classified as available-for-sale;

●	changes in fair value of common stocks and perpetual preferred stocks are credited or charged directly to surplus rather than reflected as a component of realized gains or losses;

●	undistributed earnings of joint ventures, partnerships and limited liability companies are recorded as a component of the change in unrealized gains and losses in unassigned surplus, while distributed earnings of such entities are recorded as a component of net investment income rather than undistributed and distributed recorded as net investment income;

●	nonadmitted assets are charged to surplus rather than being reported as assets;

●	assets and liabilities are presented at historical cost rather than restated to fair values when a change in ownership occurs;

●	amounts recoverable or payable under modified coinsurance agreements include a component based on the book value of bonds backing certain liabilities rather than an embedded derivative based on the fair value of those bonds;

●	acquisition costs of new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;

●	policy reserves are based on prescribed mortality and interest rates rather than best estimate assumptions;

●	policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values;

●	policy reserves for policies subject to principle-based reserves are based on prescribed assumptions for net premium reserves and utilize cash flow projections using company-specific assumptions for deterministic and stochastic reserves;

●	net realized gains or losses attributed to changes in the level of market interest rates are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statements of operations when the sale is completed;

●	a formula-driven statutory investment reserve, changes in which are charged directly to surplus, is recorded as a liability;

●	incurred losses on financial instruments are recognized rather than an allowance for credit losses;

●	revenues for universal life, investment products and variable products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; and

●	changes in deferred taxes are reflected as a direct adjustment to surplus rather than current tax expense.

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Pronouncements Adopted

Effective January 1, 2025, the Company adopted the NAIC’s principles-based bond definition (PBBD) as required by SSAP’s No. 26R and 43R. The updated definition establishes principles-based criteria to determine whether a security qualifies as a bond for statutory accounting purposes. The updated definition emphasizes the assessment of the substance of the investment’s structure and the underlying cash flow characteristics, rather than the legal form alone.

Under the new definition, a bond is generally defined as a security that represents a creditor relationship, with pre-determined principal and interest payments that do not vary based on appreciation or depreciation of underlying collateral or other non-debt variables. Investments that possess equity-like characteristics require further analysis based on various characteristics to rebut the presumption that they did not meet the creditor relationship.

A key reporting change of the new guidance is the requirement to classify bonds as either issuer credit obligations, or asset-backed securities. Issuer credit obligations are backed by the general creditworthiness of an operating entity, while asset-backed securities are bonds created for the primary purpose of raising debt capital where repayment is supported primarily by the cash flows from an underlying discrete pool of financial assets or cash generating non-financial assets. Asset-backed securities are further evaluated to ensure they have substantive credit enhancement and, for non-financial assets, meet the meaningful cash flow criteria.

To implement the new bond definition, the Company conducted a review of its investment portfolio. This review included an assessment of securities previously classified as bonds to determine whether they qualify as an issuer credit obligation or asset-backed security under the revised definition. The review resulted in no reclassification of securities that no longer meet the bond definition. The Company continues to partner with its investment managers to reflect the principle-based criteria and monitors guidance issued by the NAIC to ensure ongoing compliance.

The NAIC adopted a new Generator of Economic Scenarios (GOES), impacting certain principle-based reserves, effective January 1, 2026. The implementation of GOES is not expected to have a material change to our reserves and the respective change in reserves will be reflected in capital as a change in accounting method.

Investments

Bonds

Investments in bonds and redeemable preferred stocks are reported at amortized cost or fair value based on their NAIC designation and adjusted for other-than-temporary impairment losses. Premiums and discounts for all bonds and redeemable preferred stocks are amortized/accreted into investment income over the life of the security using the effective interest method. Amortization/accrual of premiums and discounts on asset-backed securities incorporates prepayment assumptions to estimate the securities' expected lives. Prior to January 1, 2025, subsequent revisions in assumptions were recorded using the retrospective or prospective method. Under the retrospective method used for asset-backed securities of high credit quality (ratings equal to or greater than "AA" or an equivalent rating by a nationally recognized rating agency at the time of acquisition or that are backed by a U.S. agency), amortized cost of the security was adjusted to the amount that would have existed had the revised assumptions been in place at the date of acquisition. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which was used for all other asset-backed securities, future cash flows were estimated, and interest income was recognized going forward using the new internal rate of return. Effective January 1, 2025, with the adoption of the PBBD as discussed above, the prospective method is used for all asset-backed securities. Bonds with an NAIC designation of six are carried at the lower of amortized cost or fair value, with unrealized gains or losses reflected as a direct adjustment to surplus. The NAIC designation of certain asset-backed securities is based on a multi-step process developed by the NAIC Securities Valuation Office (SVO) which includes the results of financial modeling performed by a third-party modeler designated by the NAIC.

Perpetual preferred stock are carried at fair value, limited to the current effective call price. We do not currently hold any mandatory convertible securities or SVO-Identified investments.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Common Stocks

Common stocks are carried at fair value. Changes in unrealized gains or losses are credited or charged directly to surplus, net of deferred income taxes.

Mortgage Loans

Mortgage loans are reported at cost adjusted for amortization of premiums, accrual of discounts and net of allowance for loan losses. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value of the underlying collateral less estimated costs to obtain and sell the property. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. The carrying value of each specific loan is reduced by the estimated loss. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of all remaining principal and interest is considered likely. There were no mortgage loans impaired during 2025, 2024 or 2023.

Real Estate

The Company's real estate is held for production of income and consists of land reported at cost net of allowance for losses. The carrying value of this asset is subject to regular review. For properties held for production of income, if indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value, an impairment loss is recognized, and the property's cost basis is reduced to fair value. There were no properties held for the production of income impaired during 2025, 2024 or 2023.

Policy Loans

Policy loans are reported at unpaid principal balance.

Other Invested Assets

Other invested assets consist of investments in limited liability companies and partnerships, which are recorded at the equity in underlying net assets except for tax credit investments which use the proportional amortization method, surplus notes valued at cost adjusted for amortization of premiums and accrual of discounts and residual interests carried at the lower of cost or fair value. For a decline in the fair value of an investment in a joint venture that is determined to be an other-than-temporary impairment (OTTI), the carrying value is reduced to the fair value, which becomes the new cost basis, and the amount of the write down is accounted for as a realized loss in the statement of operations. We consider an OTTI to have occurred if it is probable that we will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings that would justify the carrying amount of the investment. The Company recorded impairments of $0.8 million in 2025, $0.1 million in 2024 and $0.4 million in 2023. These impairments were related to partnerships where the decline in value of the funds were deemed OTTI and a recovery in the value of the remaining funds in the investments were not anticipated.

Other admitted assets are valued principally at cost.

Derivative Instruments

Derivative instruments are reported in other invested assets on the balance sheet and include one-year and two-year call options used to offset the market risk associated with our index contracts under which we provide index credits to contract holders based on the performance of the S&P 500 Index. The Company follows IAC 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Derivatives also include credit default swaps (CDS) which can be either assets or liabilities and are used in our replication (synthetic asset) transactions. In asset replication strategies, derivatives

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

are entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. Derivatives used in these transactions are reported in a manner consistent with the synthetic asset and/or cash instrument, which is normally amortized cost. The cost of the CDS is amortized over the life of the contract and recorded as an increase or decrease in net investment income. See Note 2 for additional discussion of our derivative instruments.

Realized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. When our review indicates a decline in fair value is deemed other-than-temporary on issuer creditor obligations, preferred stocks or common stocks, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. When our review indicates a decline in fair value for asset-backed securities is other-than temporary and we intend to sell or do not have the intent and ability to hold for a sufficient time to recover our amortized cost, we treat the security as an OTTI and reduce the carrying value to fair value through a specific write down to realized capital losses. Asset-backed securities where the present value of expected future cash flows is less than the amortized cost. we treat the security as an OTTI and reduce the carrying value to the present value of expected cash flows through a specific write down to realized capital losses.

We monitor the financial condition and operations of the issuers of bonds, common stocks and preferred stocks that could potentially have a credit impairment that is an OTTI. In determining whether or not an unrealized loss is an OTTI, we review factors such as:

●	historical operating trends;

●	business prospects;

●	status of the industry in which the issuer operates;

●	analyst ratings on the issuer and sector;

●	quality of management;

●	size of the unrealized loss;

●	level of current market interest rates compared to market interest rates when the security was purchased;

●	length of time the security has been in an unrealized loss position; and

●	our intent and ability to hold the security.

In order to determine the credit and non-credit impairment loss for an asset-backed security, every quarter we estimate the future cash flows we expect to receive over the remaining life of the instrument as well as review our plans to hold or sell the instrument. Significant assumptions regarding the present value of expected cash flows for each security are used when an OTTI occurs and there is a non-credit portion of the unrealized loss that will not be recognized in earnings. Our assumptions for asset-backed securities include collateral pledged, guarantees, vintage, anticipated principal and interest payments, prepayments, default levels, severity assumptions, delinquency rates and the level of nonperforming assets for the remainder of the investments' expected term. We use a single best estimate of cash flows approach and use the effective yield prior to the date of impairment to calculate the present value of cash flows.

After an OTTI write down of all bonds not backed by other loans, common stock and preferred stock, the cost basis is not adjusted for subsequent recoveries in fair value. However, for asset-backed securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows.

The asset valuation reserve (AVR) is established to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for unrealized capital gains and losses and realized capital gains and losses including credit related OTTI's, net of amounts attributed to changes in the general level of interest rates. We defer, in the interest maintenance reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans attributable to changes in the general level of interest rates including non-credit related OTTI's and amortize those deferrals over the remaining period to maturity of the security.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Interest Income

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. All past due interest on invested assets, if deemed uncollectible, is excluded from investment income. Interest income due on bonds more than 90 days overdue and mortgages more than 180 days overdue and deemed collectible are nonadmitted assets. We did not have any interest income more than 90 days overdue on December 31, 2025, 2024, and 2023. The gross and admitted amount for interest income due and accrued is $69.1 million at December 31, 2025 and $69.2 at December 31, 2024. Deferred interest is $0.1 million at December 31, 2025, and less than $0.1 million at December 31, 2024 and no deferred interest in 2023. Cumulative paid-in-kind interest included in principal is less than $0.1 million at December 31, 2025, 2024, and 2023.

Cash and Cash Equivalents

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Other Assets

Other assets consists primarily of company owned life insurance which is carried at the policy's cash surrender value totaling $83.3 million at December 31, 2025 and $80.9 million at December 31, 2024. As of December 31, 2025, the cash surrender value of the investments held within the policy's investment vehicle totaled $82.4 million and was allocated into the following categories based on primary underlying investment characteristics: 6% bonds, 8% cash and cash equivalents and 86% other invested assets. As of December 31, 2024, the cash surrender value of the underlying investments held within the policy’s investment vehicle totaled $76.2 million and was allocated into the following categories based on primary underlying investment characteristics: 14% bonds, 14% cash and cash equivalents and 72% other invested assets.

Property and Equipment

Property and equipment, comprised primarily of furniture, equipment and capitalized software costs, are reported at cost less allowances for depreciation and amortization. We have no property and equipment included as an admitted asset on our balance sheets on December 31, 2025 or 2024. Depreciation and amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets, ranging from three to twenty years. Depreciation and amortization expense was $3.0 million in 2025, $3.6 million in 2024 and $2.9 million in 2023.

There have been no material changes to our capitalization policy during the year.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the differences between the financial statement and income tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the assets or liabilities are recovered or settled. Deferred income taxes do not include amounts for state taxes. Changes in deferred income tax assets and liabilities are recorded directly to unassigned surplus. Gross deferred income tax assets are reduced by a statutory valuation allowance if it is more-likely-than-not that all or a portion of the deferred income tax assets will not be realized. Any remaining adjusted gross deferred income tax assets are admitted in an amount equal to (a) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks of existing deductible temporary differences that are expected to reverse during the time frame corresponding with the IRS capital loss carryback provisions, not to exceed three years, (b) the lesser of the remaining adjusted gross deferred income tax assets expected to reverse within the applicable period following the balance sheet date or the applicable percentage of statutory capital and surplus excluding any net deferred income tax assets, EDP equipment and operating system software, and net positive goodwill, and (c) the amount of adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. Any remaining adjusted gross deferred income tax assets are nonadmitted. The applicable period (ranging from 0-3 years) and the applicable percentage (ranging from 0%-15%) thresholds used to determine admitted deferred income tax assets are based on a sliding scale of the authorized control level risk-based capital ratio, excluding deferred income tax assets.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Policy Reserves

The reserves for life, annuity and accident and health (A&H) policies, all developed by actuarial methods, are established and maintained on the basis of valuation methods and assumptions that will provide, in aggregate, reserves that are equal to or greater than the minimum valuation required by law and guaranteed policy cash values. Principle-based reserving guidance, which incorporates both company-specific assumptions and prescribed rule-based requirements, is used for certain life insurance products issued on or after January 1, 2017, and for all life insurance products issued on or after January 1, 2020.

Recognition of Premium Revenues and Costs

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

Dividends to Policyholders

Dividends payable to policyholders in the following year are charged to operations and are established by our Board of Directors. Participating business comprises approximately 6.0% in 2025, 6.3% in 2024 and 6.8% in 2023 of life insurance in force.

Separate Accounts

Our separate accounts are restricted assets and relate to variable individual annuities, supplementary contracts and life insurance products. Assets and liabilities of separate accounts are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of our separate accounts. Premiums received related to separate accounts totaled $17.5 million in 2025, $19.8 million in 2024 and $21.1 million in 2023. The separate accounts, which are not guaranteed as to interest, are carried at the fair value of the underlying mutual funds and are available for withdrawal at fair value. The excess of the fair value of separate account assets over the aggregate reserves has been recorded as an additional liability, which represents the amount accrued for expense allowances recognized in the reserve. Aggregate reserves were $690.0 million on December 31, 2025 and $661.8 million on December 31, 2024 and accrued expense allowances were $0.2 million on December 31, 2025 and December 31, 2024.

Restricted Assets

Assets of a restricted nature include the following held at carrying value unless otherwise stated:

	December 31,
	2025	2024
	(Dollars in thousands)
Federal Home Loan Bank of Des Moines (FHLB) capital stock	$28,543	$29,054
Bonds on deposit with states for the protection of policyholders	1,678	1,697
Bonds pledged as collateral to the FHLB, see Note 4	734,754	753,609
Other collateral	12,970	12,317
Collateral for derivative instruments	85,274	71,591
Assets held under modco reinsurance agreement	9,244	9,531
Total restricted assets	$872,463	$877,799

Reinsurance

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. See Note 5 for additional reinsurance discussion.

Stockholder Dividends

We paid cash dividends of $26.6 million to our parent in 2025. A cash dividend totaling $6.6 million was paid on March 17, 2025, a cash dividend of $6.7 million was paid on June 25, 2025, a cash dividend of $6.6 million was paid on September 22, 2025, and

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

a cash dividend of $6.7 million was paid on December 18, 2025. In 2024, we paid dividends of $26.0 million. A cash dividend totaling $6.5 million was paid on March 29, 2024, a cash dividend of $6.5 million was paid on June 26, 2024, a cash dividend of $6.5 million was paid on September 26, 2024, and a cash dividend of $6.5 million was paid on December 26, 2024. We obtain regulatory approval for dividends that are considered extraordinary due to the timing and amount of dividends paid in the prior year. There were no extraordinary dividends paid in 2025 or in 2024.

Our ability to pay dividends to our stockholder is restricted by the Iowa Insurance Holding Company Act to earned surplus arising from our business as of the date the dividend is paid. In addition, prior approval of the Iowa Insurance Commissioner is required for a dividend distribution of cash or other property whose fair value, together with that of other dividends made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders' surplus as of the preceding year end, or (ii) the statutory net gain from operations of the insurer for the preceding calendar year. During 2026, the maximum amount legally available for distribution that we could pay to our parent company without further regulatory approval is $82.5 million.

2. Investment Operations

On December 31, 2025 and 2024, the carrying value and estimated fair value of our bonds and preferred stock investments, which comprise our portfolio of debt securities, are as follows:

		Gross Unrealized	Gross Unrealized
	Carrying Value	Gains	Losses	Fair Value
December 31, 2025		(Dollars in thousands)
Bonds:
Issuer credit obligations:
U.S. Government obligations	$54,708	$55	$(19,686)	$35,077
Other U.S. Government obligations	4,939	-	(818)	4,121
Non-U.S. sovereign jurisdiction	14,913	29	(2,896)	12,046
Municipal bonds - general obligations	344,578	3,411	(46,582)	301,407
Municipal bonds - special revenue	430,799	6,322	(53,816)	383,305
Corporate bonds	3,312,089	42,307	(331,427)	3,022,969
Project finance bonds	52,725	1,154	(2,505)	51,374
Single entity backed obligations	82,848	1,804	(3,499)	81,153
Bonds issued by funds representing operating entities	246,329	3,640	(9,283)	240,686
Total issuer credit obligations	4,543,928	58,722	(470,512)	4,132,138

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

		Gross Unrealized	Gross Unrealized
	Carrying Value	Gains	Losses	Fair Value
		(Dollars in thousands)
Asset-backed securities:
Agency RMBS guaranteed *	63,824	429	(12,361)	51,892
Agency CMBS guaranteed *	838,789	925	(161,760)	677,954
Agency RMBS not guaranteed *	126,186	183	(22,572)	103,797
Agency CMBS not guaranteed *	39,351	5	(11,985)	27,371
Non-agency RMBS *	487,404	8,159	(47,178)	448,385
Non-agency CMBS *	149,949	1,484	(11,138)	140,295
Non-agency CLO's *	285,760	458	(2,994)	283,224
Other financial asset-backed self-liquidating	350,985	3,036	(9,318)	344,703
Other financial asset-backed not self-liquidating	9,578	42	-	9,620
Non-financial asset-backed practical expedient	94,448	482	(3,648)	91,282
Non-financial asset-backed full analysis	145,611	1,300	(3,968)	142,943
Lease-backed practical expedient	87,771	508	(9,742)	78,537
Lease-backed full analysis	97,072	1,793	(218)	98,647
Total asset-backed securities	2,776,728	18,804	(296,882)	2,498,650

Total bonds	7,320,656	77,526	(767,394)	6,630,788

Preferred stocks	19,063	198	(80)	19,181
	$7,339,719	$77,724	$(767,474)	$6,649,969

* RMBS (Residential mortgage-backed security), CMBS (Commercial mortgage-backed security, CLO (Collateralized Loan Obligation)

		Gross Unrealized	Gross Unrealized
	Carrying Value	Gains	Losses	Fair Value
December 31, 2024		(Dollars in thousands)
Bonds:
United States Government and agencies	$60,277	$-	$(20,662)	$39,615
Foreign Governments	12,970	-	(3,254)	9,716
States and political subdivisions	964,033	7,463	(128,883)	842,613
Industrial and miscellaneous	3,626,360	25,419	(410,161)	3,241,618
Residential mortgage-backed	523,528	5,022	(90,411)	438,139
Commercial mortgage-backed	1,035,732	941	(203,891)	832,782
Other asset-backed	1,028,532	8,357	(36,859)	1,000,030
Total bonds	7,251,432	47,202	(894,121)	6,404,513

Preferred stocks	19,123	58	(194)	18,987
	$7,270,555	$47,260	$(894,315)	$6,423,500

The carrying value and estimated fair value of our portfolio of debt securities on December 31, 2025, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Debt securities not due at a single maturity date have been included in the table below in the year of final contractual maturity.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	Carrying Value	Fair Value
	(Dollars in thousands)
Due in one year or less	$95,639	$95,799
Due after one year through five years	573,754	581,173
Due after five years through ten years	602,723	594,215
Due after ten years	3,271,812	2,860,951
	4,543,928	4,132,138
Asset-backed	2,776,728	2,498,650
Total bonds	$7,320,656	$6,630,788

On December 31, 2025 and 2024, the cost and estimated fair value of our common stocks and gross unrealized gains and losses from these investments are as follows:

	Cost	Unrealized Gains	Losses	Fair Value
December 31, 2025	(Dollars in thousands)
Unaffiliated common	$28,547	$-	$-	$28,547

December 31, 2024
Unaffiliated common	$39,155	$-	$(766)	$38,389

The following tables set forth the estimated fair value and gross unrealized losses of securities in an unrealized loss position as of December 31, 2025 and 2024, listed by the length of time the securities have been in an unrealized loss position:

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized	Percent of
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses	Total
December 31, 2025			(Dollars in thousands)
Issuer credit obligations:
U.S. Government obligations	$-	$-	$30,105	$(19,686)	$30,105	$(19,686)	2.6%
Other U.S. Government obligations	-	-	4,121	(818)	4,121	(818)	0.1
Non-U.S. sovereign jurisdiction	-	-	10,287	(2,896)	10,287	(2,896)	0.4
Municipal bonds - general obligations	8,057	(10)	188,712	(46,572)	196,769	(46,582)	6.1
Municipal bonds - special revenue	15,772	(143)	242,877	(53,673)	258,649	(53,816)	7.0
Corporate bonds	256,154	(7,499)	1,754,651	(323,928)	2,010,805	(331,427)	43.2
Project finance bonds	-	-	20,976	(2,505)	20,976	(2,505)	0.3
Single entity backed obligations	4,743	(56)	26,760	(3,443)	31,503	(3,499)	0.5
Bonds issued by funds representing operating entities	8,127	(69)	120,970	(9,214)	129,097	(9,283)	1.2

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Asset-backed securities:
Agency RMBS guaranteed	3,973	(137)	33,237	(12,224)	37,210	(12,361)	1.6
Agency CMBS guaranteed	18,605	(477)	627,746	(161,283)	646,351	(161,760)	21.1
Agency RMBS not guaranteed	1,214	(3)	95,147	(22,569)	96,361	(22,572)	2.9
Agency CMBS not guaranteed	-	-	25,969	(11,985)	25,969	(11,985)	1.6
Non-agency RMBS	46,839	(270)	250,676	(46,908)	297,515	(47,178)	6.1
Non-agency CMBS	14,488	(123)	89,118	(11,015)	103,606	(11,138)	1.5
Non-agency CLO's	82,993	(484)	70,514	(2,510)	153,507	(2,994)	0.4
Other financial asset-backed self-liquidating	36,899	(505)	84,306	(8,813)	121,205	(9,318)	1.2
Other financial asset-backed not self-liquidating	2,431	-	-	-	2,431	-	-
Non-financial asset-backed practical expedient	29,774	(54)	22,906	(3,594)	52,680	(3,648)	0.5
Non-financial asset-backed full analysis	7,554	(82)	101,847	(3,886)	109,401	(3,968)	0.5
Lease-backed practical expedient	9,806	(914)	25,172	(8,828)	34,978	(9,742)	1.3
Lease-backed full analysis	9,287	(54)	9,789	(164)	19,076	(218)	0.0
Preferred stocks	-	-	2,930	(80)	2,930	(80)	0.0
Total	$556,716	$(10,880)	$3,838,816	$(756,594)	$4,395,532	$(767,474)	100.0%

December 31, 2024
United States Government and agencies	$4,856	$(12)	$34,759	$(20,650)	$39,615	$(20,662)	2.3%
Foreign Government	1,399	(86)	8,317	(3,168)	9,716	(3,254)	0.4
States and political subdivisions	122,714	(3,990)	488,362	(124,893)	611,076	(128,883)	14.4
Industrial and miscellaneous	510,578	(18,199)	2,039,371	(391,962)	2,549,949	(410,161)	45.9
Residential mortgage-backed	36,105	(533)	335,318	(89,878)	371,423	(90,411)	10.1
Commercial mortgage-backed	116,458	(5,782)	691,913	(198,109)	808,371	(203,891)	22.8
Other asset-backed	99,966	(2,431)	432,143	(34,428)	532,109	(36,859)	4.1
Preferred stocks	-	-	2,806	(194)	2,806	(194)	0.0
Total	$892,076	$(31,033)	$4,032,989	$(863,282)	$4,925,065	$(894,315)	100%

The above table represents 1,685 securities from 1,026 issuers on December 31, 2025 and 2,010 securities from 1,260 issuers on December 31, 2024 with unrealized losses.

Unrealized losses decreased during 2025 primarily due to a decrease in US Treasury rates. We do not consider securities to be OTTI when the market decline is attributable to factors such as interest rate movements, market volatility, liquidity, spread widening and credit quality when recovery of all amounts due under the contractual terms of the security is anticipated. Based on our intent not to sell or our belief that we will not be required to sell these securities before recovery of their amortized cost basis, we do not consider these investments to be OTTI on December 31, 2025. We will continue to monitor the investment portfolio for future changes in issuer facts and circumstances that could result in future impairments beyond those currently identified.

The following table sets forth the asset-backed in aggregate, based on the inability or lack of intent to retain such investments for a period of time sufficient to recover the amortized cost basis, with a recognized OTTI as of December 31, 2025. There were no asset-backed securities with a recognized OTTI as of December 31, 2024.

	Amortized Cost Before Impairment	OTTI Recognized in Earnings (Interest)	OTTI Recognized in Loss (Non Interest)	Fair Value
	(Dollars in thousands)
December 31, 2025	$1,949	$-	$1,033	$916

The Company did not have any securities with a recognized OTTI due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities during 2025 or 2024.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The following table shows the estimated fair value and gross unrealized losses of our asset-backed securities held as of the end of the year for which an OTTI loss has not been recognized in earnings as a realized capital loss, aggregated by length of time these bonds have been in a continuous gross unrealized loss position.

	Less than one year		One year or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(Dollars in thousands)
December 31, 2025	$263,863	$(3,103)	$1,436,427	$(293,779)	$1,700,290	$(296,882)
December 31, 2024	$260,185	$(9,012)	$1,461,204	$(322,509)	$1,721,389	$(331,521)

We held real estate investments that have been non-income producing for the twelve months ended December 31, 2025 and December 31, 2024 with a carrying value totaling $1.0 million on December 31, 2025 and December 31, 2024.

Our mortgage loan portfolio consists of commercial mortgage loans that we have originated. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. We originate loans with an initial loan-to-value ratio that provides sufficient collateral to absorb losses should we be required to foreclose and take possession of the collateral. In order to identify impairment losses, management maintains and regularly reviews a watch list of mortgage loans that have heightened risk. These loans may include those with borrowers delinquent on contractual payments, borrowers experiencing financial difficulty, increases in rental real estate vacancies and significant declines in collateral value. We evaluate each of our mortgage loans individually and recognize an impairment loss, if needed, for each impaired loan identified. An estimated loss is needed for loans for which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements.

Any loan delinquent on contractual payments is considered non-performing. Mortgage loans are placed on non-accrual status if we have concerns regarding the collectability of future payments. Interest income on non-performing loans is generally recognized on a cash basis. Once mortgage loans are classified as non-accrual loans, the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured such that the collection of interest is considered likely. On December 31, 2025 and December 31, 2024, there were no non-performing loans over 90 days past due on contractual payments.

Our commercial mortgage loan portfolio can include loans that have been modified. We assess loan modifications on a loan-by loan basis to evaluate whether a troubled-debt restructuring has occurred. Generally, the types of concessions include reduction of the contractual interest rate to a below-market rate, extension of the maturity date, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining if an impairment loss is needed for the restructuring. There were no loan modifications during the years ended December 31, 2025 or December 31, 2024.

Mortgage Loans by Collateral Type

	December 31, 2025		December 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Industrial	$274,007	29.7%	$252,123	28.2%
Retail	258,077	28.0	272,094	30.4
Apartment	172,861	18.7	152,426	17.0
Office	163,912	17.8	184,981	20.7
Hotel motel	37,858	4.1	23,288	2.6
Other	15,351	1.7	9,807	1.1
Total	$922,066	100.0%	$894,719	100.0%

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Mortgage Loans by Geographic Location within the United States

	December 31, 2025		December 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
Pacific	$207,901	22.5%	$192,386	21.5%
South Atlantic	179,378	19.5	174,708	19.5
East North Central	164,718	17.9	158,921	17.8
Mountain	135,920	14.7	132,390	14.8
East South Central	77,312	8.4	79,746	8.9
West South Central	55,445	6.0	43,000	4.8
Middle Atlantic	54,505	5.9	62,652	7.0
West North Central	43,457	4.7	47,134	5.3
New England	3,430	0.4	3,782	0.4
Total	$922,066	100.0%	$894,719	100.0%

Mortgage Loans by Loan-to-Value Ratio

	December 31, 2025		December 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
0% - 50%	$655,563	71.1%	$537,955	60.1%
51% - 60%	173,284	18.8	229,590	25.7
61% - 70%	93,219	10.1	117,809	13.2
71% - 80%	-	-	9,365	1.0
Total	$922,066	100.0%	$894,719	100.0%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is indication of a possible significant collateral decline or loan modifications or refinance requests.

Mortgage Loans by Year of Origination

	December 31, 2025		December 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
	(Dollars in thousands)
2025	$103,184	11.2%	$-	-%
2024	31,558	3.4	31,984	3.6
2023	3,455	0.4	3,494	0.4
2022	162,810	17.7	165,885	18.5
2021	140,228	15.2	145,605	16.3
2020 and prior	480,831	52.1	547,751	61.2
Total	$922,066	100.0%	$894,719	100.0%

We had no impaired loans during 2025 or 2024. There was no interest income recognized on impaired loans during 2025, 2024 or 2023. Interest income on impaired loans is recognized on the accrual basis to the extent it is deemed collectible (delinquent less

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

The minimum and maximum new lending rates for mortgage loans issued during 2025 was 5.57-6.30%. For the portfolio of mortgage loans, the maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured or guaranteed or money mortgages, was 86%. During 2025, there were no mortgage loans that experienced interest rate reductions through refinancing.

We had outstanding commitments of $14.5 million on December 31, 2025 to provide additional funding for mortgage loans.

On December 31, 2025, we have privately placed corporate securities commitments totaling $35.1 million.

Our tax credit investments remaining years of unexpired tax credits ranged from 1 to 4 years on December 31, 2025. These investments have a required holding period of 15 years. The Company recognized tax credits and other tax benefits of $2.0 million during 2025, $2.8 million during 2024 and $4.8 million in 2023. There are no tax credit investments under regulatory review. The tax credit investments do not exceed 10% of the total admitted assets. The carrying value of these investments, which are included in the other invested assets, was $3.2 million on December 31, 2025 and $5.0 million on December 31, 2024. The Company recognized amortization as a component of net investment income of $0.4 million at December 31, 2025, $2.5 million at December 31, 2024 and $3.9 million at December 31, 2023. The remaining tax credits are summarized by year in the following table:

Transferable
(Dollars in thousands)
2026	$174
2027	50
2028	2
2029	1
Total	$227

We have given commitments to provide additional capital to various limited partnerships and limited liability corporations. The total remaining commitment amount is $232.1 million. Of this amount, $231.8 million represents limited partnership and limited liability corporation commitments and $0.3 million represents tax credit investment commitments due in 2029.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Components of net investment income are as follows:

	Year ended December 31,
	2025	2024	2023
Income (loss)	(Dollars in thousands)
Bonds	$338,191	$331,677	$326,809
Preferred stocks	1,176	1,604	2,920
Common stocks	3,295	3,726	3,507
Mortgage loans	39,157	38,330	40,046
Policy loans	9,534	9,297	9,133
Amortization of interest maintenance reserve	930	995	1,497
Derivative instruments	30,050	28,299	(380)
Other invested assets	17,309	17,414	9,564
Other	3,897	2,618	1,791
Total investment income	443,539	433,960	394,887

Total investment expenses	(9,897)	(10,023)	(8,699)
Net investment income	$433,642	$423,937	$386,188

There were 36 securities called with prepayment penalty income totaling $1.9 million during 2025, 25 securities called with prepayment penalty income totaling $1.6 million during 2024 and 9 securities called with prepayment penalty totaling $2.4 million during 2023.

Components of realized capital gains and losses are as follows:

	Year ended December 31,
	2025	2024	2023
Realized capital gains (losses)	(Dollars in thousands)
Bonds	$(3,884)	$(4,256)	$(9,011)
Preferred stocks	-	(195)	(20)
Common stocks	(1,930)	-	-
Mortgage loans	-	-	(659)
Real estate	-	-	6,156
Derivatives	(51)	13	5
Other invested assets	(826)	(127)	(552)
Total realized capital gains (losses)	(6,691)	(4,565)	(4,081)
Realized gains/losses transferred to IMR, net of tax	(949)	2,095	545
Capital gains tax benefit	1,403	958	857
Net realized capital losses	$(6,237)	$(1,512)	$(2,679)

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Proceeds from sales and disposals and realized capital gains (losses) on bonds and realized losses from OTTI by type are as follows:

	Year ended December 31,
	2025	2024	2023
	(Dollars in thousands)
Proceeds from sales	$178,505	$130,220	$106,045
Gross realized capital gains	3,479	1,274	1,070
Gross realized capital losses	(3,299)	(3,493)	(6,868)
OTTI bonds	(3,558)	(110)	(2,575)
OTTI common stock	(212)	-	-
OTTI other invested assets	(826)	(50)	(450)

Derivative Instruments

We hold call options backing our index products. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. We have elected to adopt Iowa Administrative Code Section 191-97, which allows call option derivative instruments that hedge the growth in interest credited on index products to be accounted for at amortized cost with the corresponding amortization recorded as a decrease in net investment income. Call options with a book value of $31.9 million on December 31, 2025 and $27.7 million on December 31, 2024 are included in other invested assets in the balance sheets. The notional amounts of the call options were $1,570.9 million at December 31, 2025 and $1,407.7 million on December 31, 2024.

We utilize a credit default swap (CDS) program initiative focused on enhancing investment portfolio return through underwriting comparable exposure to fixed income securities that may not be available in the primary market. We sell protection on an identified name or names on an unfunded or synthetic basis in return for receiving a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. At the same time of executing the sell protection trade, we enter into a synthetic transaction where we utilize a currently owned quality cash bond matched against the CDS thereby entering into a synthetic transaction replicating a cash security. Premium payments paid or received on CDS are recorded as an adjustment to net investment income. The CDS are recorded at amortized cost, consistent with the synthetic asset transactions and cash component. Therefore, they are not marked to market. CDS book value is $1.7 million on December 31, 2025 and $1.4 million on December 31, 2024 and included in other invested assets in the company financial statements.

We may be exposed to credit losses in the event of non-performance of the counterparties with regard to derivatives. The credit exposure of the Company’s derivatives is limited to the net positive value of derivatives at the reporting date after taking into account the existence of collateral received from the counterparty. The company manages its credit risk related to derivatives by entering into transactions with credit-worthy counterparties and monitoring exposure limits. The Company’s over-the-counter (OTC) derivative transactions are governed by ISDA Master Agreements and include Credit Support Annex provisions that require both the pledging and accepting of collateral in connection with its OTC derivatives. The Company's CDS derivatives are cleared and settled through a central clearing counterparty. The CDS derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative which was $245.0 million on December 31, 2025 and $210.0 million at December 31, 2024 and a fair value of $0.9 million and $0.6 million respectively.

We have cash collateral related to derivative transactions with a market value of $85.3 million on December 31, 2025 and $71.6 million on December 31, 2024. We do not hold any off-balance sheet collateral on December 31, 2025 or December 31, 2024.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

3. Fair Values of Financial Instruments

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As not all financial instruments are actively traded, various valuation methods may be used to estimate fair value. These methods rely on observable market data or, if observable market data is not available, the best information available. Significant judgment may be required to interpret the data and select the assumptions used in the valuation estimates, particularly when observable market data is not available.

In the discussion that follows, we have ranked our financial instruments by the level of judgment used in the determination of the fair values presented above. The levels are defined as follows:

●	Level 1 - Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 - Fair values are based on inputs, other than quoted prices from active markets, that are observable for the asset or liability, either directly or indirectly.

●	Level 3 - Fair values are based on significant unobservable inputs for the asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period.

We have no financial instruments measured at fair value on a nonrecurring basis. The following methods and assumptions were used in estimating the fair value of our financial instruments on a recurring basis:

Bonds:

Level 1 bonds consist of U.S. Treasury issues that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Level 2 bonds consist of asset-backed securities, United States Government agencies, state and political subdivisions and corporate bonds with observable market data, and in some circumstances recent trade activity. When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, credit quality, industry events and economic events. Bonds with validated prices from pricing services, which includes the majority of our public bonds in all asset classes, are generally reflected in Level 2.

Also included in Level 2 are private placement corporate bonds with no quoted market prices available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread.

Level 3 bonds include private placements and asset-backed securities for which there is little or no current market data available. We use external pricing sources, or if prices are not available, we will estimate fair value internally. Fair values of private investments in Level 3 are determined by reference to the public market, private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. For other securities for which an exit price based on relevant observable inputs is not obtained, the fair value is determined using a matrix calculation.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Fair values estimated through use of matrix pricing methods rely on an estimate of credit spreads to a risk-free U.S. Treasury yield. Selecting the credit spread requires judgment based on an understanding of the security and may include a market liquidity premium. Our selection of comparable companies as well as the level of spread requires significant judgment. Increases in spreads used in our matrix models, or those used to value comparable companies, will result in a decrease in discounted cash flows used, and accordingly in the estimated fair value of the security.

We obtain bond fair values from a variety of external independent pricing services, including brokers, with access to observable data including recent trade information, if available. In certain circumstances in which an external price is not available for a Level 3 security, we will internally estimate its fair value. Our process for evaluation and selection of the fair values includes:

●	We follow a “pricing waterfall” policy, which establishes the pricing source preference for a particular security or security type. The order of preference is based on our evaluation of the valuation methods used, the source’s knowledge of the instrument and the reliability of the prices we have received from the source in the past. Our valuation policy dictates that fair values are initially sought from third party pricing services. If our review of the prices received from our preferred source indicates an inaccurate price, we will use an alternative source within the waterfall and document the decision. In the event that fair values are not available from one of our external pricing services or upon review of the fair values provided it is determined that they may not be reflective of market conditions, those securities are submitted to brokers familiar with the security to obtain non-binding price quotes. Broker quotes tend to be used in limited circumstances such as for newly issued, private placement and other instruments that are not widely traded. For those securities for which an externally provided fair value is not available, we use cash flow modeling techniques to estimate fair value.

●	We evaluate third party pricing source estimation methodologies to assess whether they will provide a fair value that approximates a market exit price.

●	We perform an overall analysis of portfolio fair value movement against general movements in interest rates and spreads.

●	We compare period-to-period price trends to detect unexpected price fluctuation based on our knowledge of the market and the particular instrument. As fluctuations are noted, we will perform further research that may include discussions with the original pricing source or other external sources to ensure we are in agreement with the valuation.

●	We compare prices between different pricing sources for unusual disparity.

●	We meet at least quarterly with our Investment Committee, the group that oversees our valuation process, to discuss valuation practices and observations during the pricing process.

Preferred stocks:

Level 2 preferred stocks are priced with an estimated fair value obtained from external pricing sources using a matrix pricing approach.

In the case for which external pricing services are used for Level 2 preferred stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Common stocks:

Level 1 common stocks consist of common stock with unadjusted quoted prices in active markets.

Level 2 common stocks consist of common stock issued by the Federal Home Loan Bank, with estimated fair value based on the current redemption value.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Level 3 common stocks consist of private stock that was priced at estimated fair value.

In the case for which external pricing services are used for certain Level 2 common stocks, our review process is consistent with the process used to determine the fair value of bonds as discussed above.

Mortgage loans:

Mortgage loans are a Level 3 measurement as there is no current market for the loans. The fair value of our mortgage loans is estimated internally using a matrix pricing approach. Along with specific loan terms, two key management assumptions are required including the risk rating of the loan (our current rating system A-highest quality, B-moderate quality, C-low quality and W-watch or F-foreclosure) and estimated spreads for new loans over the U.S. Treasury yield curve. Spreads are updated quarterly and loans are reviewed and rated annually with quarterly adjustments should significant changes occur. Our determination of each loan’s risk rating as well as selection of the credit spread requires significant judgment. A higher risk rating, as well as an increase in spreads, would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell.

Policy loans:

Policy loans are a Level 3 measurement as there is no current market since they are specifically tied to the underlying insurance policy. The loans are relatively risk free as they cannot exceed the cash surrender value of the insurance policy. Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve. An increase in the risk-free interest rate would result in a decrease in discounted cash flows used, and accordingly the fair value of the loan.

Cash and cash equivalents:

Level 1 cash and cash equivalents are highly liquid instruments for which historical cost approximates fair value.

Other invested assets:

Derivatives include index options valued by a third-party service that uses observable terms, dividend yields and index values and credit default swaps that are valued by the clearinghouse. Both of these are Level 2.

Level 2 surplus notes are priced by third party pricing vendors of which our review process is consistent with the process used to determine the fair value of bonds as discussed above. The level 3 promissory note and residuals are valued at our internal estimate of the proceeds we will receive. As allowed by NAIC SAP, fair values are not assigned to investments accounted for using the equity method.

Assets held in separate accounts:

Level 1 assets held in separate accounts consist of mutual funds that are actively traded, allowing us to use current market prices as an estimate of their fair value.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments at Fair Value by Hierarchy Levels

	December 31, 2025

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (NAV)
	(Dollars in thousands)
Assets
Bonds
Issuer credit obligations	$4,132,138	$4,543,928	$33,509	$4,072,413	$26,216	$-	$-
Asset-backed securities	2,498,650	2,776,728	-	2,378,031	120,619	-	-
Preferred stocks	19,181	19,063	-	19,181	-
Common stocks unaffiliated	28,547	28,547	-	28,543	4	-	-
Mortgage loans	862,600	922,066	-	-	862,600	-	-
Policy loans	221,373	205,107	-	-	221,373	-	-
Cash and cash equivalents	106,754	106,754	106,754	-	-	-	-
Other invested assets:
Derivative instruments	83,131	33,661	-	83,131	-	-	-
Other assets	72,348	78,473	-	69,073	3,275	-	-
Assets held in separate accounts	690,209	690,209	690,209	-	-	-	-
Total	$8,714,931	$9,404,536	$830,472	$6,650,372	$1,234,087	$-	$-
Liabilities
Derivatives	864	(151)	-	864	-	-	-
Total	$864	$(151)	$-	$864	$-	$-	$-

	December 31, 2024

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (NAV)
	(Dollars in thousands)
Assets
Bonds	$6,404,513	$7,251,432	$33,839	$6,235,599	$135,075	$-	$-
Preferred stocks	18,987	19,123	-	18,987	-	-	-
Common stocks unaffiliated	38,389	38,389	9,335	29,054	-	-	-
Mortgage loans	797,980	894,719	-	-	797,980	-	-
Policy loans	207,564	197,523	-	-	207,564	-	-
Cash and cash equivalents	99,830	99,830	99,830	-	-	-	-
Other invested assets:
Derivative instruments	69,142	29,093	-	69,142	-	-	-
Surplus notes	65,214	74,204	-	64,163	1,051	-	-
Assets held in separate accounts	662,062	662,062	662,062	-	-	-	-
Total	$8,363,681	$9,266,375	$805,066	$6,416,945	$1,141,670	$-	$-
Liabilities
Derivatives	1,180	(299)	-	1,180	-	-	-
Total	$1,180	$(299)	$-	$1,180	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

Valuation of our Financial Instruments held at Fair Value by Fair Value Hierarchy Levels

	December 31, 2025
	Level 1	Level 2	Level 3	Total	NAV
Assets	(Dollars in thousands)
Preferred stock	$-	$9,014	$-	$9,014	$-
Asset-backed securities	-	-	916	916	-
Common stocks unaffiliated	-	28,543	4	28,547	-
Assets held in separate accounts	690,209	-	-	690,209	-
Total assets at fair value/NAV	$690,209	$37,557	$920	$728,686	$-

	December 31, 2024
	Level 1	Level 2	Level 3	Total	NAV
Assets	(Dollars in thousands)
Industrial and miscellaneous bonds	$-	$638	$-	$638	$-
Preferred stock	-	9,074	-	9,074	-
Common stocks unaffiliated	9,335	29,054	-	38,389	-
Assets held in separate accounts	662,062	-	-	662,062	-
Total assets at fair value/NAV	$671,397	$38,766	$-	$710,163	$-

Change in Level 3 Financial Instruments Measured at Fair Value

	December 31, 2025
	Balance, December 31, 2024	Transfers into Level 3	Transfers out of Level 3	Realized gains/(losses) included in Income	Unrealized gains/(losses) included in Surplus	Purchases	Sales	Balance, December 31, 2025
Assets	(Dollars in thousands)
Asset-backed securities	$-	$-	$-	$-	$-	$916	$-	$916
Common stocks unaffiliated	-	-	-	(212)	-	216	-	4
Total	$-	$-	$-	$(212)	$-	$1,132	$-	$920

December 31, 2024
	Balance, December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Realized gains/(losses) included in Income	Unrealized gains/(losses) included in Surplus	Purchases	Sales	Balance, December 31, 2024
Assets	(Dollars in thousands)
Common stocks unaffiliated	$-	$-	$-	$-	$-	$-	$-	$-
Total	$-	$-	$-	$-	$-	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary

 Notes to Combined Financial Statements (continued)

4. Policy and Contract Attributes and Borrowed Money

We waive deduction of deferred fractional premiums upon death of the insured and return any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Several methods are employed in the reserving for substandard lives, depending on the plan and date of issue. In some cases, extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are generally based on appropriate multiples of standard rates of mortality, but in some cases, the extra reserve held is equal to one-half the gross annual premium. There is one plan for which substandard cases are assigned an adjusted age and all reserves are calculated at standard mortality rates for the adjusted age. The tabular interest has been determined by formula as described in the NAIC Annual Statement Instructions (Instructions) for all business except universal life and variable universal life, for which tabular interest was determined from basic policy data. The tabular less actual reserve released and tabular cost have been determined by formula as described in the Instructions. The determination of tabular interest on funds not involving life contingencies is based on accounting data.

A portion of our policy reserves and other policyholders' funds relate to liabilities established on a variety of our products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

The carrying values on these products by withdrawal characteristics are summarized as follows:

	December 31, 2025
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
	(Dollars in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$-	$-	$-	$-	-%
at book value less current surrender charge of 5% or more	629,657	-	-	629,657	16%
at fair value	-	-	-	-	-%
Total with market value adjustment or at fair value	629,657	-	-	629,657	16%
At book value with minimal adjustment	2,826,561	-	292,053	3,118,614	80%
Not subject to discretionary withdrawal	147,221	-	108	147,329	4%
Total (gross: direct + assumed)	3,603,439	-	292,161	3,895,600	100%
Reinsurance ceded	-	-	-	-
Total (net)	$3,603,439	$-	$292,161	$3,895,600
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$140,473	$-	$-	$140,473

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	19,657	-	-	19,657	54%
Not subject to discretionary withdrawal	17,076	-	-	17,076	46%
Total (gross: direct + assumed)	36,733	-	-	36,733	100%
Reinsurance ceded	-	-	-	-
Total (net)	$36,733	$-	$-	$36,733
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	331,585	-	-	331,585	36%
Not subject to discretionary withdrawal	601,963	-	-	601,963	64%
Total (gross: direct + assumed)	933,548	-	-	933,548	100%
Reinsurance ceded	-	-	-	-
Total (net)	$933,548	$-	$-	$933,548
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31, 2024
	General Account	Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
	(Dollars in thousands)
Individual Annuities
Subject to discretionary withdrawal:
with market value adjustment	$-	$-	$-	$-	-%
at book value less current surrender charge of 5% or more	906,524	-	-	906,524	23%
at fair value	-	-	-	-	-%
Total with market value adjustment or at fair value	906,524	-	-	906,524	23%
At book value with minimal adjustment	2,600,770	-	286,840	2,887,610	73%
Not subject to discretionary withdrawal	145,870	-	102	145,972	4%
Total (gross: direct + assumed)	3,653,164	-	286,942	3,940,106	100%
Reinsurance ceded	-	-	-	-
Total (net)	$3,653,164	$-	$286,942	$3,940,106
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$483,073	$-	$-	$483,073

Group Annuities
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	21,123	-	-	21,123	54%
Not subject to discretionary withdrawal	17,978	-	-	17,978	46%
Total (gross: direct + assumed)	39,101	-	-	39,101	100%
Reinsurance ceded	-	-	-	-
Total (net)	$39,101	$-	$-	$39,101
Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Deposit-Type Contracts (without life contingencies)
Subject to discretionary withdrawal:
Total with market value adjustment or at fair value	$-	$-	$-	$-	-%
At book value with minimal adjustment	372,397	-	-	372,397	39%
Not subject to discretionary withdrawal	580,700	-	-	580,700	61%
Total (gross: direct + assumed)	953,097	-	-	953,097	100%
Reinsurance ceded	-	-	-	-
Total (net)	$953,097	$-	$-	$953,097

Amount included at book value less surrender charge that will move to book value with minimal adjustment in the year after the statement date:	$-	$-	$-	$-

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities follows:

	December 31, 2025	December 31, 2024
	(Dollars in thousands)
Life and A&H Annual Statement:
Annuity reserves, total net	$3,546,073	$3,590,456
Supplementary contracts with life contingencies, total net	94,099	101,809
Deposit-type contracts, total net	933,548	953,097
	4,573,720	4,645,362
Separate Accounts Annual Statement:
Annuity reserves	292,053	286,840
Supplementary contracts with life contingencies	108	102
Total annuity actuarial reserves and deposit fund liabilities	$4,865,881	$4,932,304

Analysis of life actuarial reserves by withdrawal characteristics are below:

	December 31, 2025
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:	(Dollars in thousands)
Term policies with cash value	$-	$77,494	$154,042	$-	$-	$-
Universal life	622,469	593,334	622,053	-	-	-
Universal life with secondary guarantees	81,239	60,332	457,882	-	-	-
Indexed universal life	484,033	386,045	408,649	-	-	-
Other permanent cash value life with secondary guarantees	-	1,316,945	1,669,315	-	-	-
Variable universal life	154,353	153,041	139,270	398,048	398,048	397,887
Not subject to discretionary withdrawal
Term policies without cash value	XXX	XXX	271,406	XXX	XXX	-
Accidental death benefits	XXX	XXX	225	XXX	XXX	-
Disability - active lives	XXX	XXX	3,138	XXX	XXX	-
Disability - disabled lives	XXX	XXX	13,071	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	43,709	XXX	XXX	-
Total (gross: direct + assumed)	$1,342,094	$2,587,191	$3,782,760	$398,048	$398,048	$397,887
Reinsurance ceded	-	-	67,296	-	-	-
Total (net)	$1,342,094	$2,587,191	$3,715,464	$398,048	$398,048	$397,887

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	December 31, 2024
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:	(Dollars in thousands)
Term policies with cash value	$-	$66,572	$148,009	$-	$-	$-
Universal life	641,219	610,034	639,565	-	-	-
Universal life with secondary guarantees	81,923	59,598	421,445	-	-	-
Indexed universal life	396,707	304,781	321,475	-	-	-
Other permanent cash value life with secondary guarantees	-	1,296,968	1,650,924	-	-	-
Variable universal life	177,281	175,969	142,003	375,120	375,120	374,886
Not subject to discretionary withdrawal
Term policies without cash value	XXX	XXX	273,882	XXX	XXX	-
Accidental death benefits	XXX	XXX	246	XXX	XXX	-
Disability - active lives	XXX	XXX	2,957	XXX	XXX	-
Disability - disabled lives	XXX	XXX	13,724	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	34,895	XXX	XXX	-
Total (gross: direct + assumed)	$1,297,130	$2,513,922	$3,649,125	$375,120	$375,120	$374,886
Reinsurance ceded	-	-	70,895	-	-	-
Total (net)	$1,297,130	$2,513,922	$3,578,230	$375,120	$375,120	$374,886

A reconciliation of total life and A&H insurance actuarial reserves:

	December 31, 2025	December 31, 2024
	(Dollars in thousands)
Life and A&H Annual Statement:
Life insurance, total net	$3,663,894	$3,534,934
Accidental death benefits, total net	225	246
Disability - active lives, total net	3,138	2,957
Disability - disabled lives, total net	13,071	13,724
Miscellaneous reserves, total net	35,136	26,369
Subtotal	3,715,464	3,578,230
Separate Accounts Annual Statement:
Life reserves	397,887	374,886
Total life and A&H insurance actuarial reserves	$4,113,351	$3,953,116

There are no reserves for asset default risk in lieu of AVR in 2025 and 2024. All separate account assets are registered with the Securities and Exchange Commission and we do not have separate account liabilities guaranteed by the general account. We do not engage in securities lending transactions within the separate account. All separate account products are classified the same under SAP and GAAP.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

	Year ended December 31,
	2025	2024	2023
	(Dollars in thousands)
Transfers as reported in the statements of operations of the separate accounts statement:
Transfers to separate accounts	$17,457	$19,754	$21,115
Transfers from separate accounts	46,869	51,825	45,951
Net transfers from separate accounts	(29,412)	(32,071)	(24,836)

Reconciling adjustments:
Net transfers assumed	(4,037)	(4,439)	(3,606)
Reinsurance reserve adjustments	1	31	10
Transfers as reported in the statements of operations herein	$(33,448)	$(36,479)	$(28,432)

Reserves on our traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. Additionally, we establish a receivable for A&H premiums, which are unpaid at the end of the period. On December 31, 2025 and 2024, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2025	(Dollars in thousands)
Life and annuity:
Ordinary direct first-year	$7,388	$6,942	$446
Ordinary direct renewal	91,894	(12,658)	104,552
Reinsurance assumed	892	-	892
Reinsurance ceded	(4,070)	-	(4,070)
Total life and annuity	96,104	(5,716)	101,820

Direct A&H	25	-	25
Reinsurance ceded	(3)	-	(3)
Total	$96,126	$(5,716)	$101,842

	Gross	Loading	Net
December 31, 2024	(Dollars in thousands)
Life and annuity:
Ordinary direct first-year	$7,031	$6,565	$466
Ordinary direct renewal	90,822	(13,169)	103,991
Reinsurance assumed	1,285	-	1,285
Reinsurance ceded	(3,993)	-	(3,993)
Total life and annuity	95,145	(6,604)	101,749

Direct A&H	54	-	54
Reinsurance ceded	(3)	-	(3)
Total	$95,196	$(6,604)	$101,800

We have insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Iowa Insurance Division. Direct in force amounts were $1.8 billion on December 31, 2025 and $2.0 billion on December

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

31, 2024. Deficiency reserves included in policy reserves to cover the above insurance totaled $35.1 million on December 31, 2025 and $26.4 million on December 31, 2024.

We are a member of the FHLB. We did not have any borrowed money outstanding on December 31, 2025 or December 31, 2024.

We have a Reciprocal Line of Credit Agreement with our parent, FBL Financial Group, Inc. This agreement allows either company to borrow from the other in the form of a short-term note not to exceed $20.0 million with interest, equal to the three-month U.S. Treasury bill plus 125 basis points. No loans were outstanding related to this agreement on December 31, 2025 or December 31, 2024.

In addition, we have issued funding agreements to the FHLB in the amount of $501.3 million on December 31, 2025 and $514.9 million on December 31, 2024. We use these funds in an invested spread strategy, consistent with our other investment spread operations. As such, we apply SSAP No. 52, Deposit-Type Contracts, to these funds, consistent with our other deposit type contracts. We have determined the estimated maximum borrowing capacity as $1,149.2 million as of December 31, 2025. We calculated this amount on the lesser of 30% of total admitted assets or our eligible collateral market value.

FHLB Capital Stock

December 31, 2025	Total	General Account	Separate Accounts
	(Dollars in thousands)
Membership stock - class B	$5,985	$5,985	$-
Activity stock	22,558	22,558	-
Aggregate total	$28,543	$28,543	$-
Estimated maximum borrowing capacity	$1,149,247

December 31, 2024	Total	General Account	Separate Accounts
	(Dollars in thousands)
Membership stock - class B	$5,882	$5,882	$-
Activity stock	23,172	23,172	-
Aggregate total	$29,054	$29,054	$-
Estimated maximum borrowing capacity	$1,100,694

No membership stock is eligible for redemption in 2025 or 2024.

Total collateral pledged under the FHLB funding agreements was as follows on December 31, 2025 and December 31, 2024:

Total Collateral Pledged	Fair Value	Carrying Value	Aggregate Total Borrowing	Funding Agreements Reserves Established
	(Dollars in thousands)
December 31, 2025	$590,120	$734,754	$501,285	$503,068
December 31, 2024	$590,985	$753,609	$514,931	$516,038

Farm Bureau Life Insurance Company and Subsidiary

 Notes to Combined Financial Statements (continued)

The maximum collateral pledged under the FHLB funding agreements during the years ended December 31, 2025 and December 31, 2024 was as follows:

Maximum Collateral Pledged	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Maximum Amount Borrowed
	(Dollars in thousands)
During 2025	628,602	780,171	512,326	515,917
During 2024	648,763	809,225	565,618	565,618

We monitor the level of our contract liabilities, the level of interest rates credited to our interest sensitive products and the assumed rate of return provided within the pricing structure of our other products. These amounts are taken into consideration in our overall management of interest rate risk, which minimizes exposure to changing interest rates.

We have variable annuities with guaranteed minimum death benefits and/or guaranteed minimum income benefits that are being reserved for using a principle-based methodology, under NAIC Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). VM-21 guidance defines the reserve for the variable annuity block, at an aggregate level, as the greater of cash surrender value or a Standard Projection Amount which is calculated using a cash flow model under a range of stochastically generated economic scenarios. Of the two options available under VM-21 for the calculation of the Standard Projection Amount, we have elected the conditional tail expectation with prescribed assumptions method.

5. Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured or event and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with current retention limits ranging up to $1.0 million of coverage per individual life. Certain term life products are reinsured on a first dollar quota share basis. We do not use financial or surplus relief reinsurance. We have assumed closed blocks of certain life and annuity business through coinsurance and modified coinsurance agreements.

We may cede certain losses under an annual 100% quota share accidental death reinsurance agreement. Coverage includes all acts of terrorism including those of a nuclear, chemical or biological origin. Coverage is subject to an annual aggregate retention of $20.0 million per event.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

Impact of Reinsurance on our Financial Statements

	Year ended December 31,
	2025	2024	2023
	(Dollars in thousands)
Ceded (reductions to financial statement items):
Premiums	$38,527	$37,853	$34,290
Policy reserves	85,778	91,871	98,838
Insurance benefits	30,227	39,289	27,481
Assumed (additions to financial statement items):
Premiums	7,328	5,613	5,139
Policy reserves (not including modified coinsurance)	31,941	32,749	33,606
Insurance benefits	3,879	4,100	3,615

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

Reinsurance in Force and Percentages of Life Insurance in Force

	Year ended December 31,
	2025		2024		2023
	(Dollars in millions)
Ceded reinsurance	$14,339	18.1%	$14,068	18.2%	$13,813	18.5%
Assumed reinsurance	384	0.5%	406	0.5%	419	0.6%

6. Federal Income Taxes

We file a consolidated federal income tax return with our parent and certain of its subsidiaries. The companies included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital loss is different from the prevailing federal income tax rate as follows:

	Year ended December 31,
	2025	2024	2023
	(Dollars in thousands)
Income before taxes	$76,683	$107,670	$85,141
Federal statutory tax rate	21.00%	21.00%	21.00%
Expected income tax expense at statutory rate	$16,103	$22,611	$17,880

Tax-exempt interest	$(2,276)	$(2,483)	$(3,218)
Dividends received deduction	(312)	(322)	(444)
Revenues not subject to tax	(195)	(209)	(314)
Other tax exempt income	(664)	(364)	(350)
Expense not deductible for tax	355	365	367
Deferred tax on surplus items	1,612	534	1,203
Tax credits	(280)	(3,052)	(4,997)
Other	(1,748)	75	(758)
Total	$12,595	$17,155	$9,369

Federal income tax expense	$12,744	$19,048	$16,496
Tax on capital gains/losses	(1,657)	(402)	(712)
Current income tax incurred	11,087	18,646	15,784
Change in net deferred income tax	1,508	(1,491)	(6,415)
Total statutory income taxes	$12,595	$17,155	$9,369

On December 31, 2025, we had no net operating loss carryforwards.

The company has determined that it is not subject to the corporate alternative minimum tax.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The income tax expense for 2023, 2024 and 2025 available for recoupment in the event of future net losses is as follows:

Year	Ordinary	Capital Gains	Total
	(Dollars in thousands)
2023	$-	$-	$-
2024	210	-	210
2025	50	-	50
Total	$260	$-	$260

The components of deferred tax assets (DTA) and deferred tax liabilities (DTL) are as follows on December 31, 2025 and 2024:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
	(Dollar in thousands)
Gross deferred tax assets	$122,174	$10,049	$132,223	$121,213	$9,665	$130,878	$1,345
Deferred tax assets nonadmitted	145	-	145	21	-	21	124
Subtotal (net deferred tax assets)	122,029	10,049	132,078	121,192	9,665	130,857	1,221
Deferred tax liabilities	24,354	25,176	49,530	26,054	20,623	46,677	2,853
Net admitted deferred tax assets	$97,675	$(15,127)	$82,548	$95,138	$(10,958)	$84,180	$(1,632)

The individual components of our gross deferred income tax assets and liabilities on December 31, 2025 and 2024 are as follows:

	December 31,
	2025	2024	Change
	(Dollars in thousands)
Deferred tax assets
Ordinary:
Deferred policy acquisition costs	$51,590	$47,914	$3,676
Reserves	63,253	66,193	(2,940)
Employee benefits	3,995	4,167	(172)
Other (including items less than 5% of total ordinary tax assets)	3,336	2,939	397
	122,174	121,213	961
Nonadmitted	145	21	124
Admitted ordinary deferred tax assets	122,029	121,192	837
Capital:
Bonds	2,293	1,664	629
Preferred and common stock	12	220	(208)
Real estate	37	37	-
Other (including items less than 5% of total capital tax assets)	7,707	7,744	(37)
	10,049	9,665	384
Nonadmitted	-	-	-
Admitted capital deferred tax assets	10,049	9,665	384
Admitted deferred tax assets	$132,078	$130,857	$1,221

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	December 31,
	2025	2024	Change
	(Dollars in thousands)
Deferred tax liabilities
Ordinary:
Deferred and uncollected premiums	$21,462	$21,294	$168
Fixed assets	1,934	840	1,094
Eight year spread on change in reserves	-	1,967	(1,967)
Other	958	1,953	(995)
	24,354	26,054	(1,700)
Capital:
Bonds	14,547	12,410	2,137
Preferred stock	4	-	4
Other invested assets	10,625	8,213	2,412
	25,176	20,623	4,553
Deferred tax liabilities	49,530	46,677	2,853

Admitted deferred tax assets	132,078	130,857	1,221
Net deferred tax assets/liabilities	$82,548	$84,180	(1,632)
Deferred tax on unrealized gains			2,352
Deferred tax nonadmitted			124
Change in deferred tax as reported in our consolidated statement of changes in capital and surplus			$844

The components of the deferred tax asset admission calculation as provided in SSAP No. 101, Income Taxes, are as follows for the years ended December 31, 2025 and 2024:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
			(Dollars in thousands)
Admissions calculations components:
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$38	$-	$38	$16	$1	$17	$21
b. Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets after application of the threshold limitation).	80,307	2,305	82,612	84,388	-	84,388	(1,776)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	80,307	2,305	82,612	84,388	-	84,388	(1,776)
2. Adjusted gross deferred tax assets allowed per limitation threshold	XX	XX	-	XX	XX	106,859	(106,859)
c. Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	41,684	7,744	49,428	36,788	9,664	46,452	2,976
d. Deferred tax assets admitted as the result of applications of SSAP No. 101	$122,029	$10,049	$132,078	$121,192	$9,665	$130,857	$1,221

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	1,079.59%	1,034.83%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$865,567	$819,000

The impact from tax planning strategies on the determination of the net admitted deferred income tax assets by percentage and character on December 31, 2025 and 2024 is as follows:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary		Capital
	(Dollars in thousands)
Impact of tax planning strategies
Adjusted gross DTAs amount	$122,174	$10,049	$121,213	$9,665	$961		$384
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	-%	-%	-%	-%	-%		-%
Net admitted adjusted gross DTAs amount	$121,231	$10,049	$121,192	$9,665	$39		$384
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies of reinsurance	13%	23%	15%	-%	(2	) %	23%

We had no temporary differences for which deferred tax liabilities were not established.

We had no unused transferable small business investment credits admitted as of December 31, 2025. Unused transferable small business investment credits of $0.2 million, related to the state of Nebraska, were admitted as of December 31, 2024. The 2025 premiums are sufficient to fully utilize the unused credit on the 2025 premiums tax return.

The Company has commitments to purchase federal transferable energy tax credits through 2034. The amount of credits to be purchased is contingent on actual energy production, and based on current production projections, total purchases could be up to $25.0 million. The Company, along with its affiliates, also has commitments to purchase state tax credits of up to $18.8 million in multiple states through 2030.

There were no Internal Revenue Code section 6603 deposits admitted on December 31, 2025 or December 31, 2024.

There were no interest and penalties related to federal income taxes during 2025 or 2024. We are no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2015.

The One Big Beautiful Bill Act of 2025, which includes both tax and non-tax provisions was enacted on July 4, 2025. The primary tax provisions impacting the Company include the timing of when depreciation and other capitalized costs can be deducted for tax purposes which resulted in a decrease to current tax expense of $2 million and an increase to deferred tax expense of $2 million at December 31, 2025.

7. Retirement and Compensation Plans

Our parent sponsors or participates in multiple benefit plans, including a multiemployer defined benefit plan, a defined contribution plan and a postretirement benefit plan. All participants are direct employees of our parent and related plan expenses are allocated to us and our affiliates. We had $3.3 million on December 31, 2025 and $2.9 million on December 31, 2024 due to our parent for unsettled allocated expenses associated with these plans. We have no direct legal obligation for benefits under these plans.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

The multiemployer defined benefit plan is considered qualified under Internal Revenue Service regulations, and covers substantially all employees of the group who had accrued service in the Plan prior to January 1, 2013. Benefits are based on years of service and employee's compensation. Pension cost of the plan is allocated between participating employers generally on a basis of time incurred by the respective employees for each company. Such allocations are reviewed annually. Those participants who had not attained age 40 and ten years of service as of January 1, 2013 no longer accrue additional years of service in the plan. We also provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal law, as well as benefits to former employees who accepted an early retirement program. Our share of pension expense for all defined benefit pension plans aggregated $2.9 million in 2025, $1.8 million in 2024 and $1.6 million in 2023. Defined benefit pension expense for 2025 included $1.1 million associated with an early retirement window offering.

The 401(k) defined contribution plan covers substantially all employees of the group and includes matching contributions. Costs are allocated between participating employers generally on a basis of time incurred by the respective employees for each company. New employees and current employees who had not attained age 40 and ten years of service as of January 1, 2013 and who are employed on December 31 are eligible to receive a discretionary company contribution. Related expense totaled $4.2 million in 2025, $3.6 million in 2024 and $3.2 million in 2023. The 2025 401(k) defined contribution expense includes $0.3 million associated with an early retirement window offering.

The postretirement benefit plan provides group term life insurance benefits to retired employees who worked full-time for ten years and attained age 55 while in service. The Company stopped offering this benefit as of December 31, 2016 such that no new participants will enter the plan. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense was immaterial in 2025, 2024 and 2023.

We and our parent have established deferred compensation plans for certain current and former employees. Liabilities for these plans are accrued as the related benefits are earned. Related expenses were immaterial 2025, 2024 and 2023.

8. Management and Other Agreements

We share certain office facilities and services with the IFBF and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with our parent, under which our parent provides general business, administrative and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain services to us under a separate arrangement. We incurred related expenses totaling $9.8 million in 2025, $9.2 million in 2024 and $8.5 million in 2023.

We have software, equipment and auto lease agreements with FBL Leasing Services, Inc., a wholly-owned subsidiary of our parent. We incurred expenses under these agreements of $1.8 million in 2025, $2.2 million in 2024 and $2.1 million in 2023. We also have an expense allocation agreement with Farm Bureau Property & Casualty Insurance Company (Farm Bureau Property & Casualty), an affiliate, for the use of property and equipment. Expense relating to this agreement totaled $0.5 million in 2025, $0.4 million in 2024 and $0.3 million in 2023.

Farm Bureau Property & Casualty and another affiliate have entered into structured settlement agreements with another affiliate, FBL Assigned Benefit Company (ABC). For a fee, ABC relieved the purchaser of contractual obligations relating to the underlying claim and funds payments to the policyholder with an annuity contract purchased from us. ABC discontinued issuing new structured settlement agreements in 2020. We have $31.5 million in structured settlements for which ABC guarantees we will honor our obligations under the annuity contract.

We have service agreements with the Farm Bureau property-casualty companies operating within our marketing territory, including Farm Bureau Property & Casualty and another affiliate. Under the service agreements, the property-casualty companies are responsible for development and management of our agency force for a fee. Under these agreements, we paid $12.2 million during 2025, $11.6 million during 2024 and $11.7 million during 2023.

Farm Bureau Life Insurance Company and Subsidiary
Notes to Combined Financial Statements (continued)

We are licensed by the IFBF to use the Farm Bureau and FB designations in Iowa. In connection with this license, we incurred royalty expense totaling $0.6 million in 2025, $0.6 million in 2024 and $0.7 million in 2023. We have similar arrangements with Farm Bureau organizations in other states in our market territory. Total royalty expense to Farm Bureau organizations other than the IFBF was $1.9 million in 2025, $1.8 million in 2024 and $2.0 million in 2023. The loss of the right to use these designations in a state with a high premium concentration could have a material adverse effect on operating results.

Premium Concentration by State
	Year ended December 31,
	2025	2024	2023
Life and annuity direct premiums:
Iowa	26.2%	26.7%	27.7%
Kansas	14.3	14.1	15.0
Nebraska	7.7	7.7	7.7
Oklahoma	7.2	7.1	7.0

9. Commitments and Contingencies

Legal Proceedings

In the normal course of business, we may be involved in litigation in which damages are alleged that are substantially in excess of contractual policy benefits or certain other agreements. We are not aware of any such claims threatened or pending against the Company.

Other

We self-insure our employee health and dental claims. However, claims in excess of self-insurance limits are fully insured. Expenses equal to our best estimate of claims will continue to be reflected in operations. An allowance for incurred but not reported claims is included in other liabilities.

Our parent leases our home office properties from a wholly-owned subsidiary of the IFBF under a 10-year operating lease, which expires in 2026, with automatic five-year extensions unless terminated by one of the parties at least six months prior to the expiration date. The lease includes a provision for both base rent and an adjustment for actual maintenance costs incurred. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2025 is $2.0 million through 2026. Rent expense for the lease totaled $4.7 million in 2025 and in 2024, and $4.5 million in 2023.

From time to time, assessments are levied on us by life and health guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium tax. We had undiscounted reserves of $0.4 million on December 31, 2025 and on December 31, 2024 to cover estimated future assessments on known insolvencies. We had assets totaling $2.4 million on December 31, 2025 and $2.6 million on December 31, 2024 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled a benefit of $0.2 million in 2025 and a net expense of $1.3 million in 2024 and $1.1 million in 2023. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid in future years and substantially all the related future premium tax offsets will be realized according to the premiums offset statutes of each jurisdiction. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Farm Bureau Life Insurance Company and Subsidiary

Notes to Combined Financial Statements (continued)

	2025	2024
	(Dollars in thousands)
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end	$2,645	$1,357
Decreases current year:
Guaranty fund accrual	-	923
Premium tax offset applied	252	29
Increases current year:
Future premium tax offset for assessments paid or accrued	35	2,240
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end	$2,428	$2,645

Guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote long-term care contracts are not discounted.

Undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
	(Dollars in thousands)
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$26	$-	$26	$-

Number of jurisdictions, ranges of years used to discount and weighted average number of years of the discounting time for payables and recoverable by insolvency:

		Payable		Recoverable
	Number of		Average Number	Number of	Range of	Average Number
Name of Insolvency	Jurisdictions	Range of years	of Years	Jurisdictions	Years	of Years
Penn Treaty	3	1-5	NA	3	1-5	NA

10. Subsequent Events

Subsequent events have been evaluated through April 30, 2026, which is the date the financial statements were available to be issued. In February 2026, Farm Bureau Life Insurance Company’s board of directors declared a cash dividend payable to our parent for $6.9 million. The dividend was paid in March 2026.

Farm Bureau Life Insurance Company and Subsidiary
Combined Supplementary Information
Year Ended December 31, 2025

Independent Auditor’s Report on Supplementary Information

The Board of Directors and Stockholders

Farm Bureau Life Insurance Company and Greenfields Life Insurance Company

West Des Moines, Iowa

We have audited the combined statutory-basis financial statements of Farm Bureau Life Insurance Company and Greenfields Life Insurance Company (the Company) as of and for the years ended December 31, 2025 and 2024 and have issued our report thereon dated April 30, 2026. Our audits of the combined statutory-basis financial statements included the financial statement schedules: Schedule I – Summary of Investments – Other That Investments in Related Parties, Schedule III – Supplemental Insurance Information, and Schedule IV – Reinsurance (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the combined statutory-basis financial statements.

/s/ Forvis Mazars LLP

West Des Moines, Iowa

April 30, 2026

Farm Bureau Life Insurance Company and Subsidiary

Schedule I – Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2025

			Statement of
		Estimated Market	Financial Position
Type of Investment	Cost	Value	Amount
	(Dollars in thousands)
Bonds:
United States Government and agencies	$59,647	$39,198	$59,647
Foreign Government	14,913	12,046	14,913
States and political subdivisions	775,377	684,712	775,377
Corporate	3,693,991	3,396,182	3,693,991
Asset-backed	2,776,728	2,498,650	2,776,728
Total	7,320,656	$6,630,788	7,320,656

Equity securities:
Common stocks:
Banks, trusts and insurance companies	28,543	$28,543	28,543
Industrial, miscellaneous and all other	4	4	4
Preferred stocks	19,063	19,181	19,063
Total	47,610	$47,728	47,610

Mortgage loans	922,066		922,066
Investment real estate	955		955
Policy loans	205,107		205,107
Cash and cash equivalents	106,754		106,754
Other investments	467,990		467,990
Total investments	$9,071,138		$9,071,138

Farm Bureau Life Insurance Company and Subsidiary

Schedule III – Supplemental Insurance Information

			Other Policyholder
	Policy Reserves	Claim reserves	funds
	(Dollars in thousands)
December 31, 2025
Life and Annuity	$7,355,636	$35,475	$8,944
Accident and Health	122	11	73
Supplementary Contracts	933,548	-	-
Total	$8,289,306	$35,486	$9,017

December 31, 2024
Life and Annuity	$7,270,495	$37,602	$8,774
Accident and Health	112	13	77
Supplementary Contracts	953,097	-	-
Total	$8,223,704	$37,615	$8,851

December 31, 2023
Life and Annuity	$7,200,931	$33,314	$8,984
Accident and Health	149	13	57
Supplementary Contracts	975,972	-	-
Total	$8,177,052	$33,327	$9,041

Farm Bureau Life Insurance Company and Subsidiary

Schedule III – Supplemental Insurance Information (continued)

	Premiums and Other	Net Investment		Other Operating
	Considerations	Income	Policyholder Benefits	Expenses
	(Dollars in thousands)
December 31, 2025
Life and Annuity	$639,668	$427,760	$749,184	$211,381
Accident and Health	216	-	106	72
Supplementary Contracts	1,823	5,882	12,934	17
Total	$641,707	$433,642	$762,224	$211,470

December 31, 2024
Life and Annuity	$633,334	$418,154	$741,810	$204,041
Accident and Health	191	-	117	88
Supplementary Contracts	3,274	5,783	14,286	29
Total	$636,799	$423,937	$756,213	$204,158

December 31, 2023
Life and Annuity	$691,968	$380,438	$747,303	$200,680
Accident and Health	341	-	104	106
Supplementary Contracts	2,654	5,750	14,888	30
Total	$694,963	$386,188	$762,295	$200,816

Farm Bureau Life Insurance Company and Subsidiary

Schedule IV – Reinsurance

					Percent of
			Assumed		Amount
		Ceded to Other	from Other		Assumed to
	Gross Amount	Companies	Companies	Net Amount	Net
	(Dollars in thousands)
Year ended December 31, 2025:
Life insurance in force, at end of year	$79,366,145	$14,338,716	$384,438	$65,411,867	0.6%
Premiums and considerations:
Life and Annuity	$456,015	$36,294	$2,332	$422,053	0.6%
Annuities	212,664	45	4,996	217,615	2.3%
Supplementary Contracts	1,823	-	-	1,823	-%
Accident and Health Premiums	2,405	2,189	-	216	-%
	$672,907	$38,528	$7,328	$641,707	1.1%
Year ended December 31, 2024:
Life insurance in force, at end of year	$77,146,506	$14,067,817	$405,507	$63,484,196	0.6%
Premiums and considerations:
Life and Annuity	$432,856	$34,905	$2,403	$400,354	0.6%
Annuities	230,111	341	3,210	232,980	1.4%
Supplementary Contracts	3,274	-	-	3,274	-%
Accident and Health Premiums	2,798	2,607	-	191	-%
	$669,039	$37,853	$5,613	$636,799	0.9%
Year ended December 31, 2023:
Life insurance in force, at end of year	$74,536,933	$13,813,183	$419,212	$61,142,962	0.7%
Premiums and considerations:
Life and Annuity	$418,499	$31,159	$2,471	$389,811	0.6%
Annuities	299,552	63	2,668	302,157	0.9%
Supplementary Contracts	2,495	-	159	2,654	6.0%
Accident and Health Premiums	3,409	3,068	-	341	-%
	$723,955	$34,290	$5,298	$694,963	0.8%

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